UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008 – September 30, 2009

Item 1: Reports to Shareholders

Vanguard PRIMECAP Fund
Annual Report

September 30, 2009

> Vanguard PRIMECAP Fund returned about –4% for the 2009 fiscal year. The fund, like its comparative standards, was unable to fully recover from first-half losses.

> Two long-standing, oversized sector investments produced divergent results: success in information technology but disappointment in health care.

> For the decade ended September 30, 2009, the fund’s average annual return of more than 4% outperformed the comparable return of both the S&P 500 Index and the average result for peer funds by about 4–5 percentage points.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	8
Results of Proxy Voting	13
Fund Profile	15
Performance Summary	16
Financial Statements	18
Your Fund’s After-Tax Returns	30
About Your Fund’s Expenses	31
Trustees Approve Advisory Agreement	33
Glossary	34

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard PRIMECAP Fund
Investor Shares	VPMCX	–4.01%
Admiral™ Shares[1]	VPMAX	–3.90
S&P 500 Index		–6.91
Multi-Cap Growth Funds Average[2]		–3.19

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$62.76	$55.10	$0.508	$3.662
Admiral Shares	65.19	57.20	0.612	3.798

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The 12 months ended September 30 spanned two strikingly different half-years. Stocks continued to fall steeply and broadly during the first half, then dramatically turned around in March as investors became more confident about credit markets and the economy. When the dust settled, Vanguard PRIMECAP Fund had returned –4.01% for Investor Shares (–3.90% for Admiral Shares) for the fiscal year, ahead of the result of the Standard & Poor’s 500 Index but a bit behind the average return of multi-capitalization growth funds.

Amid the market’s remarkable inconsistency, the strategy followed by PRIMECAP Management Company, the fund’s advisor, was remarkably consistent—staying the course and sparing investors the worst of the downturn, then participating in the recovery. Maintaining an outsized commitment to information technology and steering clear of most financials contributed significantly to the fund’s relative success.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

2

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts,

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Stock selection bolstered returns in several sectors

PRIMECAP seeks to identify companies that appear out of favor and are expected to outperform the market over an investment horizon of about three to five years. Over the years, this strategy has produced a portfolio (concentrated in about 100 stocks) whose composition and performance differ—sometimes significantly—from those of its benchmark and peers.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Multi-Cap
	Investor	Admiral	Growth Funds
	Shares	Shares	Average
PRIMECAP Fund	0.50%	0.38%	1.41%

1 The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratios were 0.49% for Investor Shares and 0.37% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

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In recent years, the advisor has built up large stakes in information technology and health care, two research-and-development-intensive sectors that are expected to benefit from global growth in electronics and the aging baby boomers’ increasing demand for medical care and prescription medications. IT and health care stocks continued to represent more than half of the fund’s assets, on average, in the fiscal year (compared with less than one-third of the S&P 500 Index).

In the first half of the fiscal year, these two sectors were the fund’s best performers (which meant they declined the least). But their performances diverged in the second half. As a result, technology added about 5 percentage points to the fund’s 12-month return, but health care subtracted about 4 percentage points. Similarly, tech holdings boosted the fund’s performance relative to its benchmark, while health care detracted.

Tech stocks were a consistent strength for the fund—relatively resilient during the downturn, and robust during the rally. Among the standout contributors for the year were top-ten holding Google, Citrix Systems (a developer and marketer of computer applications delivery and sharing solutions), semiconductor-maker Texas Instruments, and EMC (a provider of technologies to manage and protect information).

In contrast, health care stocks came up short, partly reflecting uncertainty surrounding the ongoing debate over

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
PRIMECAP Fund Investor Shares	4.25%
S&P 500 Index	–0.15
Multi-Cap Growth Funds Average[1]	–1.11

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

health care reform and the movement toward generic drugs. Biotechnology holdings Amgen (a top-ten position) and Biogen Idec eked out modest gains for the year. However, major pharmaceutical maker Eli Lilly (also a top-ten holding) and medical-device maker Medtronic sustained double-digit losses.

To accommodate above-benchmark holdings of IT and health care stocks, the advisor held relatively small positions in consumer staples, energy, and financial stocks—notably avoiding much of the financial sector’s distress over the past two years. And this letter would not be complete without mentioning Monsanto and Potash Corp. of Saskatchewan, standout performers for the fund in fiscal years 2007 and 2008. These agriculture-oriented firms struggled during the 2009 fiscal year as farmers reduced their crop planting and, consequently, their fertilizer use in the face of falling commodity prices.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

Ten-year record topped benchmark and peers

PRIMECAP Fund marks its 25th anniversary in November. A significant achievement for any actively managed fund, this landmark is especially noteworthy, given some of the watershed events of the past quarter century: the stock market crash in October 1987, the ballooning and then bursting of the technology bubble in 2000, and the global financial meltdown that began in late 2007, to name a few.

Throughout the market’s many ups and downs, PRIMECAP Management Company has distinguished itself by not wavering from its disciplined, focused, and patient investment philosophy. The advisor’s low-turnover, research-intensive approach to identifying underappreciated growth companies has consistently generated impressive long-term results for shareholders.

For the most recent ten years ended September 30, 2009, PRIMECAP Fund’s Investor Shares posted an average annual return of 4.25%, about 4 to 5 percentage points above the result for its benchmark index and the average return of competing multi-cap growth funds.

A word on expenses

The fund’s expense ratios have risen over the past fiscal year. The explanation is twofold.

First, as the value of fund assets has declined, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have during fiscal 2009, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase.

6

Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Old-fashioned precepts still work in today’s markets

Stocks have taken investors on a roller-coaster ride over the last two years. After soaring to record highs in October 2007, the U.S. stock market in 2008 suffered its worst calendar year since the 1930s, before turning around this past spring. Investors were given a strong dose of reality—not only by the volatile stock market but also by the demise of some major financial institutions and the persistence of the longest recession in seven decades.

Now that the markets and the economy have pulled back from the brink, it’s a good opportunity for you to reevaluate your long-term investment objectives, time frame, and risk tolerance, and to make sure your investment plan is still appropriate. Remember that patience is often rewarded: Many investors who did not panic and sell out as stocks sank have recovered a substantial share of their paper losses.

The old-fashioned principles of discipline, patience, and taking a long-term view have been key to the investment strategy of PRIMECAP Fund’s advisors—and to the fund’s quarter century of success. The fund’s low costs help shareholders keep more of the returns, a benefit that can compound over time and help make the fund a valuable core holding within a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 12, 2009

7

Advisor’s Report

For the fiscal year ended September 30, Vanguard PRIMECAP Fund returned –4.01% for Investor Shares and –3.90% for Admiral Shares. The fund modestly lagged the –3.19% average return of multi-capitalization growth fund competitors but was ahead of the –6.91% return of the S&P 500 Index. Our outsized investment and favorable stock selection in information technology—the fund’s largest sector—boosted performance. However, the reverse was true in health care, the fund’s second-largest sector.

Investment environment

The turmoil in the financial markets that began in the summer of 2007 intensified last fall following the failure of Lehman Brothers and the government rescue of AIG. The capital markets were effectively frozen, with the exception of government-guaranteed programs, through the early months of 2009 because of concerns about the solvency of major financial institutions, widening credit spreads, and uncertainty about the valuation of financial assets. The resulting lack of availability of credit as well as general fears of a further collapse of the financial system contributed to a dramatic decline in economic activity.

In an effort to restore confidence and trust in the financial markets, the U.S. government initiated massive fiscal and monetary stimulus programs along with numerous facilities to guarantee investments in commercial paper, bank debt, and other securities. These actions began to take hold and investor sentiment began to improve in March. This turnaround was evident not only in the dramatic stock market rally that ensued—which was led by lower-quality, higher-risk stocks—but also in the return of investors’ appetite for risk in the bond markets. Credit spreads above the yields on U.S. Treasury bonds began falling to more normal levels, leading to strong performance for corporate bonds—especially high-yield bonds—at the expense of Treasuries.

Despite improvement in the short-term funding markets, access to credit has remained difficult for many consumers and businesses. Banks and other financial institutions continued to experience mounting credit losses from loans and securities that were originated during an extended period of underpriced risk and excessive leverage. For example, the Federal Deposit Insurance Corporation’s list of problem banks rose above 400 at the end of June, the highest number since 1994.

There are, however, encouraging signs that the economy is emerging from recession: Real gross domestic product (GDP) has been shrinking at a slower rate. (On October 29, the preliminary report for third-quarter GDP showed growth for the first time in more than a year.) Still, unemployment and home foreclosures have continued to rise, and consumer and business spending has remained weak.

8

From its peak in October 2007 through March 2009, the S&P 500 experienced the largest market decline since the Great Depression, a reflection of investors’ anxiety about the failing global economy. Since early March, however, the S&P 500 has rebounded sharply on signs that the financial markets are stabilizing and that the decline in economic activity has slowed. As a result of the market’s dramatic rally, we believe that equity investment opportunities are no longer as compelling as they were earlier this year, but we continue to find promising stocks into which we can deploy capital.

Management of the fund

We have not wavered in our investment objective or strategy throughout the large swings in the stock market over the past 18 months: We seek to find companies whose long-term fundamentals will, in our estimation, evolve significantly better than current valuation suggests. We rely on rigorous fundamental research and meet not only with company management but also with competitors, suppliers, and customers to help identify potential opportunities and to reassess our conviction in our holdings. And we invest with a long-term perspective, in the expectation that over a three- to five-year horizon, our selections will outperform the market.

In the past few years, we have established significant investments in technology and health care stocks. Together, these two sectors represented more than half of the fund’s average assets during the year, compared with less than one-third of the benchmark.

In technology, we are particularly enthusiastic about the growth opportunities represented by trends in mobile broadband communications. The global population of broadband users continues to grow; at the same time, the mix of users continues to shift to mobile devices from fixed-line equipment. Traffic growth is accelerated further by the increasing demand for data transmission in addition to voice. The world’s developing countries are expected to continue to adopt broadband and to become more reliant on mobile devices such as smart phones and netbook computers.

The fund has invested in several companies that should benefit from the anticipated growth in broadband usage as well as the growth in software applications, e-commerce, and other activities that should result from this broad shift in the behavior of consumers and businesses throughout the world. Ericsson, Motorola, and Texas Instruments are expected to benefit from the growth in mobile devices, networks, and communications infrastructure. Google and Amazon.com are well-positioned in Internet advertising and e-commerce, respectively, two areas that are expected to experience rapid growth with more mobile broadband subscribers and expanded usage of the Internet. Adobe Systems, Microsoft, EMC, and Oracle provide many of the software applications and data storage systems

9

needed to support the increased Internet activity enabled by mobile broadband. During the year, we took some profits and reduced our holdings in some of these companies, and we opportunistically increased our stake in some of the others—notably Ericsson.

For the year, the technology sector—which represented about 30% of fund assets, on average, during the fiscal year—was the leading contributor to the fund’s absolute and relative performance. Among our most successful holdings were Google (+24%), enterprise software provider Citrix Systems (+55%), Texas Instruments (+13%), and EMC (+42%).

In the health care sector, our investment thesis is based on global demographic trends and a belief in the power of science. The demand for health care will continue to grow given the growth in worldwide population, increasing life expectancy, and the rapid increase in income in developing countries such as China and India. At the same time, scientific developments such as the sequencing of the human genome earlier this decade are expected to lead to the development of new drugs, medical devices, and other treatments. We are particularly excited about the potential for more customized treatments for diseases and other ailments.

Consistent with these themes, four of the fund’s ten largest holdings at September 30, 2009, were pharmaceutical firms Eli Lilly, Amgen, and Novartis, and medical-device maker Medtronic. Among these four companies, only Amgen (+2%) posted a positive total return for the fiscal year. Amgen has been awaiting Food and Drug Administration (FDA) approval of a biologics license application for Denosumab, a new treatment for osteoporosis and certain forms of cancer. (On October 19, the FDA requested additional information from Amgen, postponing a final approval decision.) Unlike some other major drug makers, Amgen does not face the expiration of major patents and we believe the company has a solid pipeline of future drugs that may be brought to market.

Eli Lilly (–21%) does face patent expirations and has suffered setbacks with two drugs in late-stage clinical trials this year. In July, the FDA gave final approval to Eli Lilly’s blood thinner Prasugrel (which will be marketed in the United States as Effient), but the drug’s rollout has been slower than anticipated. We believe that these challenges are fully reflected in Eli Lilly’s stock price; the stock trades at less than eight times earnings. We remain optimistic about the company’s long-term prospects. For example, significant resources are being invested in research and development of protein inhibitors that may prove successful in treating Alzheimer’s disease.

The valuation of Medtronic (–25%) fell to its lowest level in about two decades—in part because of integration issues related to the company’s November 2007

10

acquisition of Kyphon, which specialized in spinal treatments. Spinal therapies are among the fastest-growing areas in orthopedics. We believe Medtronic is well positioned there, and in solutions for cardiac rhythm management, diabetes, and neurological diseases.

Overall, the health care sector weighed on the fund’s performance for the year, especially in the second half. Both Eli Lilly and Medtronic were among the notable detractors; however, we remain confident in their long-term prospects, and took advantage of the weakness in their stock prices to add to our holdings.

We had mixed results in two sectors that are more sensitive to economic cycles: success in consumer discretionary but disappointment in industrials. Some of the best contributors were The TJX Companies (+24%), owners of off-price retailers T.J. Maxx and Marshalls, DIRECTV (+5%), and Kohl’s (+24%). On the other side, airlines continued to struggle. Southwest Airlines (–34%) and, to a lesser extent, American Airlines’ parent AMR (–19%), detracted from our results. We added to our holdings of both companies based on the strength of their brands. We also bought more of C.H. Robinson Worldwide (a produce-sourcing and transport and logistics company), and significantly increased our holdings of Boeing, which continued to face delays with its new 787 “Dreamliner” aircraft.

In the materials sector, our holdings of Monsanto and Potash Corp. of Saskatchewan struggled, after major gains in fiscal years 2007 and 2008. Year-over-year, our stake in both companies increased modestly, although we selectively sold shares during the year. And we continue to underweight the financial sector overall as we remain concerned about the deleveraging process throughout the financial system, the ongoing credit issues faced by many financial institutions, and the prospect of tighter regulation and oversight.

Outlook

Looking beyond the collective sigh of relief that the economy and credit markets appear to have averted disaster, it is difficult to predict the future course of the economy and the markets. Although we do not know whether the economic recovery will be U-shaped, W-shaped, or otherwise, we expect the economy will begin to grow modestly in what is likely to be the most notably jobless recovery in generations. On balance, our outlook for the rest of 2009 and into 2010 remains uncertain but cautiously optimistic.

We see two potential areas of concern stemming from the fiscal and monetary policy actions undertaken to avert disaster: inflation risk and the unintended consequences of the increased government involvement in the private sector. While near-term inflation appears not to be a threat, the longer-term effects

11

of the massive economic stimulus could portend future price pressure and continued weakness in the U.S. dollar.

We are also concerned about the government’s significantly expanded role in owning and/or overseeing financial institutions and private industry (for example, the auto industry), and the potential impact of this involvement on entrepreneurship and productivity growth in the future. We believe that, over time, scarce economic resources such as capital and labor are better allocated by free markets than by regulations and other government involvement.

Although the outcome of the ongoing debate over health care reform remains unknown, the outline of a possible consensus has been emerging recently. It appears that final legislation will not be as sweeping as initially anticipated, and that price controls are unlikely—at least in the near future. Our biotech holdings are intrinsically less vulnerable to health care reform, and it is possible that pharmaceutical companies could benefit as several million uninsured Americans gain access to health insurance.

As has been the case for several years, we remain enthusiastic about our holdings and their potential to deliver superior performance going forward.

Howard B. Schow		Theo A. Kolokotrones
Portfolio Manager		Portfolio Manager
Joel P. Fried
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager

PRIMECAP Management Company		October 30, 2009

12

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,630,147,450	97,260,963	96.2%
Charles D. Ellis	2,625,722,607	101,685,806	96.0%
Emerson U. Fullwood	2,628,496,004	98,912,409	96.1%
Rajiv L. Gupta	2,626,864,431	100,543,982	96.0%
Amy Gutmann	2,630,727,663	96,680,750	96.2%
JoAnn Heffernan Heisen	2,628,219,495	99,188,918	96.1%
F. William McNabb III	2,629,764,221	97,644,192	96.1%
André F. Perold	2,627,865,185	99,543,228	96.1%
Alfred M. Rankin, Jr.	2,628,819,510	98,588,903	96.1%
Peter F. Volanakis	2,630,490,646	96,917,767	96.2%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

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				Broker	Percentage
PRIMECAP Fund	For	Abstain	Against	Non-Votes	For
2a	342,810,971	5,786,758	5,895,692	11,683,322	93.6%
2b	342,235,660	6,160,758	6,097,000	11,683,326	93.5%
2c	334,906,250	5,985,081	13,602,091	11,683,322	91.5%
2d	340,938,004	6,025,462	7,529,955	11,683,322	93.1%
2e	340,927,761	5,952,331	7,613,327	11,683,325	93.1%
2f	342,219,597	6,040,309	6,233,514	11,683,324	93.5%
2g	343,205,343	6,202,485	5,085,600	11,683,317	93.7%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
	For	Abstain	Against	Non-Votes	For
PRIMECAP Fund	30,533,132	23,399,609	300,555,183	11,688,820	8.3%

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PRIMECAP Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	113	500
Median Market Cap	$27.8B	$41.5B
Price/Earnings Ratio	30.8x	23.5x
Price/Book Ratio	2.7x	2.2x
Yield[2]		2.0%
Investor Shares	0.8%
Admiral Shares	0.9%
Return on Equity	19.9%	20.6%
Earnings Growth Rate	11.5%	9.8%
Foreign Holdings	12.4%	0.0%
Turnover Rate	4%	—
Expense Ratio[3]		—
Investor Shares	0.50%
Admiral Shares	0.38%
Short-Term Reserves	2.5%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	12.5%	9.1%
Consumer Staples	1.5	11.5
Energy	7.2	11.7
Financials	4.0	15.2
Health Care	23.6	13.1
Industrials	13.0	10.3
Information Technology	31.3	18.7
Materials	6.5	3.5
Telecommunication Services	0.2	3.2
Utilities	0.2	3.7

Volatility Measures[4]
Fund Versus
Comparative Index[1]
R-Squared	0.94
Beta	0.95

Ten Largest Holdings[5] (% of total net assets)

Amgen Inc.	biotechnology	4.1%
FedEx Corp.	air freight and
	logistics	3.9
Novartis AG ADR	pharmaceuticals	3.5
Eli Lilly & Co.	pharmaceuticals	3.4
Google Inc. Class A	internet software
	and services	3.3
Adobe Systems Inc.	application software	3.1
Oracle Corp.	systems software	3.0
Medtronic Inc.	health care
	equipment	2.9
DIRECTV Group Inc.	cable and satellite	2.8
Microsoft Corp.	systems software	2.7
Top Ten		32.7%

Investment Focus

1 S&P 500 Index.

2 30-day SEC yield for the fund; annualized dividend yield for the index. See the Glossary.

3 The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.49% for Investor Shares and 0.37% for Admiral Shares.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5 The holdings listed exclude any temporary cash investments and equity index products.

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PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009
Initial Investment of $25,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $25,000
	One Year	Five Years	Ten Years	Investment
PRIMECAP Fund Investor Shares[1,2]	–4.01%	4.51%	4.25%	$37,895
S&P 500 Index	–6.91	1.02	–0.15	24,620
Multi-Cap Growth Funds Average[3]	–3.19	2.04	–1.11	22,355

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
PRIMECAP Fund Admiral Shares[1]	–3.90%	4.65%	5.45%	$151,974
S&P 500 Index	–6.91	1.02	1.23	110,105

1 Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and its comparative standard is calculated since the Admiral Shares’ inception: November 12, 2001.

16

PRIMECAP Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)
Consumer Discretionary (12.3%)
*,^	DIRECTV Group Inc.	27,122,807	748,047
	TJX Cos. Inc.	11,913,500	442,586
1	Whirlpool Corp.	5,985,000	418,711
	Sony Corp. ADR	12,150,000	354,780
*	Kohl’s Corp.	5,172,400	295,085
*	Amazon.com Inc.	2,550,000	238,068
	Target Corp.	5,019,000	234,287
	Walt Disney Co.	5,500,000	151,030
*	Bed Bath & Beyond Inc.	3,466,000	130,114
	Mattel Inc.	5,000,000	92,300
	Best Buy Co. Inc.	1,575,000	59,094
	Lowe’s Cos. Inc.	2,450,000	51,303
	Eastman Kodak Co.	9,000,000	43,020
	Carnival Corp.	1,200,000	39,936
*	Viacom Inc. Class B	500,000	14,020
	Abercrombie & Fitch Co.	375,000	12,330
			3,324,711
Consumer Staples (1.5%)
	Costco Wholesale Corp.	6,400,000	361,344
	Procter & Gamble Co.	510,000	29,539
	Kellogg Co.	98,000	4,825
			395,708
Energy (7.1%)
	Noble Energy Inc.	6,300,000	415,548
	EOG Resources Inc.	3,816,000	318,674
	Schlumberger Ltd.	5,185,500	309,056
	Peabody Energy Corp.	5,837,100	217,257
	Hess Corp.	3,000,000	160,380
	EnCana Corp.	2,282,000	131,466
*	Plains Exploration &
	Production Co.	4,000,000	110,640
	ConocoPhillips	1,000,000	45,160
*	National Oilwell Varco Inc.	1,037,000	44,726
	Petroleo Brasileiro SA
	Series A ADR	1,100,000	43,241
*	Southwestern Energy Co.	800,000	34,144
	Petroleo Brasileiro SA ADR	680,400	31,230
*	Transocean Ltd.	250,000	21,382

			Market
			Value•
		Shares	($000)
	Murphy Oil Corp.	350,000	20,150
	Noble Corp.	200,000	7,592
			1,910,646
Financials (3.9%)
	Marsh & McLennan
	Cos. Inc.	16,410,000	405,819
*	Berkshire Hathaway Inc.
	Class B	65,600	217,989
	Discover Financial
	Services	10,140,800	164,585
	Chubb Corp.	2,500,000	126,025
	Bank of New York
	Mellon Corp.	1,900,000	55,081
	Aflac Inc.	800,000	34,192
*	Progressive Corp.	1,450,000	24,041
	Wells Fargo & Co.	800,000	22,544
			1,050,276
Health Care (23.2%)
*	Amgen Inc.	18,445,000	1,110,942
	Novartis AG ADR	18,939,765	954,185
	Eli Lilly & Co.	28,174,500	930,604
	Medtronic Inc.	21,646,652	796,597
*	Biogen Idec Inc.	12,415,900	627,251
	Roche Holdings AG	3,439,000	556,047
*	Boston Scientific Corp.	41,577,610	440,307
*	Genzyme Corp.	4,400,000	249,612
*,1	Millipore Corp.	2,820,000	198,331
*	Life Technologies Corp.	3,090,000	143,839
	GlaxoSmithKline PLC ADR	3,460,000	136,705
	Wyeth	1,310,000	63,640
	Johnson & Johnson	1,000,000	60,890
	Sanofi-Aventis SA ADR	165,000	6,097
			6,275,047
Industrials (12.8%)
	FedEx Corp.	13,871,170	1,043,389
	CH Robinson
	Worldwide Inc.	8,102,000	467,891
	Southwest Airlines Co.	34,521,300	331,405
	Honeywell International Inc.	8,147,300	302,672
	Caterpillar Inc.	5,681,900	291,652

18

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	United Parcel Service
	Inc. Class B	3,520,000	198,774
	Boeing Co.	3,005,000	162,721
	Union Pacific Corp.	2,525,900	147,386
*	AMR Corp.	15,753,850	125,243
	Deere & Co.	2,438,700	104,669
	Canadian Pacific
	Railway Ltd.	1,641,800	76,754
*,1	Alaska Air Group Inc.	2,410,000	64,564
	Donaldson Co. Inc.	1,600,000	55,408
	Granite Construction Inc.	1,500,000	46,410
	Expeditors International
	of Washington Inc.	830,000	29,175
	Pall Corp.	185,000	5,972
	Norfolk Southern Corp.	53,100	2,289
			3,456,374
Information Technology (30.8%)
*	Google Inc. Class A	1,789,300	887,224
*	Adobe Systems Inc.	25,090,000	828,974
	Oracle Corp.	39,100,600	814,857
	Microsoft Corp.	28,690,000	742,784
	Texas Instruments Inc.	31,035,000	735,219
*,1	Intuit Inc.	17,300,000	493,050
	QUALCOMM Inc.	10,758,000	483,895
	Hewlett-Packard Co.	8,650,000	408,366
*	EMC Corp.	22,229,200	378,786
*	Citrix Systems Inc.	7,655,000	300,306
	Intel Corp.	14,900,000	291,593
	Corning Inc.	16,280,400	249,253
	Telefonaktiebolaget LM
	Ericsson ADR	23,500,000	235,470
*	NVDIA Corp.	15,200,000	228,456
*	Symantec Corp.	12,009,200	197,792
*	Micron Technology Inc.	20,000,000	164,000
*	Accenture PLC Class A	4,136,200	154,156
	Applied Materials Inc.	8,894,600	119,188
	Motorola Inc.	12,870,000	110,553
	ASML Holding NV	3,623,111	107,135
	KLA-Tencor Corp.	2,818,000	101,053
1	Plantronics Inc.	3,701,500	99,237
*	eBay Inc.	3,425,000	80,864
*	Rambus Inc.	2,500,000	43,500
*	Cisco Systems Inc.	1,612,000	37,946
*	Dell Inc.	1,380,000	21,059
*	Entegris Inc.	2,583,472	12,788
*	Apple Inc.	23,000	4,264
			8,331,768
Materials (6.4%)
	Potash Corp. of
	Saskatchewan Inc.	6,300,000	569,142
	Monsanto Co.	6,551,460	507,083
	Praxair Inc.	3,670,867	299,873
	Weyerhaeuser Co.	2,225,000	81,546
	Vulcan Materials Co.	1,430,000	77,320
	Alcoa Inc.	4,854,7000	63,685

		Market
		Value•
	Shares	($000)
Freeport-McMoRan
Copper & Gold Inc.	600,000	41,166
Dow Chemical Co.	1,500,000	39,105
* Domtar Corp.	1,073,560	37,811
		1,716,731
Telecommunication Services (0.1%)
* Sprint Nextel Corp.	10,520,000	41,554

Utilities (0.2%)
* AES Corp.	2,422,600	35,903
FPL Group Inc.	172,640	9,535
		45,438
Total Common Stocks
(Cost $21,192,656)		26,548,253
Temporary Cash Investment (3.2%)
Money Market Fund (3.2%)
2,3 Vanguard Market
Liquidity Fund, 0.267%
(Cost $878,073)	878,073,417	878,073
Total Investments (101.5%)
(Cost $22,070,729)		27,426,326
Other Assets and Liabilities (–1.5%)
Other Assets		73,497
Liabilities[3]		(482,874)
		(409,377)
Net Assets (100%)		27,016,949

19

PRIMECAP Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	21,989,267
Undistributed Net Investment Income	128,854
Accumulated Net Realized Losses	(456,747)
Unrealized Appreciation (Depreciation)
Investment Securities	5,355,597
Foreign Currencies	(22)
Net Assets	27,016,949

Investor Shares—Net Assets
Applicable to 322,953,563 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,795,346
Net Asset Value Per Share—
Investor Shares	$55.10

Admiral Shares—Net Assets
Applicable to 161,205,769 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,221,603
Net Asset Value Per Share—
Admiral Shares	$57.20

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $184,786,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $194,300,000 of collateral received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	338,190
Interest[2]	4,756
Security Lending	2,668
Total Income	345,614
Expenses
Investment Advisory Fees—Note B	50,681
The Vanguard Group—Note C
Management and Administrative—Investor Shares	35,794
Management and Administrative—Admiral Shares	9,141
Marketing and Distribution—Investor Shares	3,995
Marketing and Distribution—Admiral Shares	1,915
Custodian Fees	341
Auditing Fees	22
Shareholders’ Reports and Proxies—Investor Shares	546
Shareholders’ Reports and Proxies—Admiral Shares	98
Trustees’ Fees and Expenses	44
Total Expenses	102,577
Net Investment Income	243,037
Realized Net Gain (Loss)
Investment Securities Sold[2]	(440,555)
Foreign Currencies	16
Realized Net Gain (Loss)	(440,539)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,100,291)
Foreign Currencies	210
Change in Unrealized Appreciation (Depreciation)	(1,100,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,297,583)

1 Dividends are net of foreign withholding taxes of $8,933,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $10,845,000, $4,756,000, and $160,971,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	243,037	260,376
Realized Net Gain (Loss)	(440,539)	2,165,641
Change in Unrealized Appreciation (Depreciation)	(1,100,081)	(7,149,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,297,583)	(4,723,137)
Distributions
Net Investment Income
Investor Shares	(153,471)	(140,925)
Admiral Shares	(88,655)	(78,490)
Realized Capital Gain[1]
Investor Shares	(1,106,324)	(1,250,270)
Admiral Shares	(550,187)	(586,796)
Total Distributions	(1,898,637)	(2,056,481)
Capital Share Transactions
Investor Shares	709,425	374,088
Admiral Shares	619,198	1,290,705
Net Increase (Decrease) from Capital Share Transactions	1,328,623	1,664,793
Total Increase (Decrease)	(1,867,597)	(5,114,825)
Net Assets
Beginning of Period	28,884,546	33,999,371
End of Period[2]	27,016,949	28,884,546

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $42,196,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $128,854,000 and $127,927,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$62.76	$77.82	$70.30	$64.79	$57.18
Investment Operations
Net Investment Income	.500	.552	.460	.437	.511
Net Realized and Unrealized Gain (Loss)
on Investments	(3.990)	(10.913)	11.500	7.367	7.544
Total from Investment Operations	(3.490)	(10.361)	11.960	7.804	8.055
Distributions
Dividends from Net Investment Income	(.508)	(.476)	(.440)	(.386)	(.445)
Distributions from Realized Capital Gains	(3.662)	(4.223)	(4.000)	(1.908)	—
Total Distributions	(4.170)	(4.699)	(4.440)	(2.294)	(.445)
Net Asset Value, End of Period	$55.10	$62.76	$77.82	$70.30	$64.79

Total Return[1]	–4.01%	–13.96%	17.77%	12.30%	14.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,795	$19,234	$23,435	$21,828	$20,643
Ratio of Total Expenses to
Average Net Assets	0.49%	0.43%	0.43%	0.46%	0.46%
Ratio of Net Investment Income to
Average Net Assets	1.02%	0.76%	0.62%	0.64%	0.85%
Portfolio Turnover Rate	4%	11%	11%	10%	12%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years. Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$65.19	$80.82	$73.03	$67.28	$59.36
Investment Operations
Net Investment Income	.580	.664	.580	.562	.636
Net Realized and Unrealized Gain (Loss)
on Investments	(4.160)	(11.327)	11.930	7.640	7.836
Total from Investment Operations	(3.580)	(10.663)	12.510	8.202	8.472
Distributions
Dividends from Net Investment Income	(.612)	(.586)	(.570)	(.472)	(.552)
Distributions from Realized Capital Gains	(3.798)	(4.381)	(4.150)	(1.980)	—
Total Distributions	(4.410)	(4.967)	(4.720)	(2.452)	(.552)
Net Asset Value, End of Period	$57.20	$65.19	$80.82	$73.03	$67.28

Total Return[1]	–3.90%	–13.85%	17.91%	12.45%	14.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,222	$9,651	$10,565	$8,542	$6,930
Ratio of Total Expenses to
Average Net Assets	0.37%	0.31%	0.31%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.14%	0.88%	0.74%	0.79%	0.96%
Portfolio Turnover Rate	4%	11%	11%	10%	12%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

See accompanying Notes, which are an integral part of the Financial Statements.

24

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

25

PRIMECAP Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2009, the investment advisory fee represented an effective annual rate of 0.22% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $5,613,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	25,992,206	556,047	—
Temporary Cash Investments	878,073	—	—
Total	26,870,279	556,047	—

26

PRIMECAP Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized net foreign currency gains of $16,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2009, the fund had $181,754,000 of ordinary income available for distribution. The fund realized losses of $456,486,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $22,070,729,000. Net unrealized appreciation of investment securities for tax purposes was $5,355,597,000, consisting of unrealized gains of $8,289,813,000 on securities that had risen in value since their purchase and $2,934,216,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2009, the fund purchased $1,234,590,000 of investment securities and sold $1,025,562,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,793,876	38,280	2,077,166	29,316
Issued in Lieu of Cash Distributions	1,244,348	27,869	1,373,695	19,529
Redeemed[1]	(2,328,799)	(49,652)	(3,076,773)	(43,528)
Net Increase (Decrease)—Investor Shares	709,425	16,497	374,088	5,317
Admiral Shares
Issued	1,108,415	22,881	1,585,771	21,398
Issued in Lieu of Cash Distributions	594,116	12,829	623,446	8,542
Redeemed[1]	(1,083,333)	(22,558)	(918,512)	(12,597)
Net Increase (Decrease)—Admiral Shares	619,198	13,152	1,290,705	17,343

1 Net of redemption fees for fiscal 2009 and 2008 of $2,430,000 and $1,871,000, respectively (fund totals).

27

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2008		Proceeds from		Sept. 30, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	57,092	183	10,025	—	64,564
AMR Corp.	149,452	2,715	—	—	NA1
Applied Biosystems Inc.	301,393	—	253,802	—	—
Citrix Systems Inc.	251,337	—	85,851	—	NA1
Intuit Inc.	546,853	—	—	—	493,050
Millipore Corp.	194,016	—	—	—	198,331
Plantronics Inc.	105,878	—	16,450	740	99,237
Whirlpool Corp.	442,835	16,635	—	10,105	418,711
	2,048,856			10,845	1,273,893
1 Not applicable—At September 30, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Vanguard PRIMECAP Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 6, 2009

Special 2009 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,656,511,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $242,126,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–4.01%	4.51%	4.25%
Returns After Taxes on Distributions	–5.24	3.73	3.45
Returns After Taxes on Distributions and Sale of Fund Shares	–1.43	3.87	3.49

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years. Nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	1,308.17	$2.78
Admiral Shares	1,000.00	1,308.63	2.08
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.26	1.83

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed the fund since its inception in 1984. Six experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that have been overlooked by the market and are trading at attractive valuation levels. The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

33

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

34

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q590 112009

Vanguard Target Retirement Funds
Annual Report

September 30, 2009

Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2005 Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund

> Despite its strong rally through the spring and summer, the broad U.S. stock market returned about –6% for the fiscal year ended September 30, 2009.

> The broad U.S. bond market returned about 11% for the fiscal year. As the economy improved and credit markets stabilized, investors shifted from U.S. Treasury securities to corporate bonds.

> For the 12 months, returns for the six Target Retirement Funds in this report ranged from 5.84% for the Income Fund to 0.10% for the 2025 fund, which has the highest allocation to equities.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	9
Target Retirement Income Fund	11
Target Retirement 2005 Fund	21
Target Retirement 2010 Fund	30
Target Retirement 2015 Fund	39
Target Retirement 2020 Fund	49
Target Retirement 2025 Fund	59
Your Fund’s After-Tax Returns	71
About Your Fund’s Expenses	73
Glossary	75

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Target Retirement Income Fund	VTINX	5.84%
Target Income Composite Index[1]		5.57
Target Income Composite Average[2]		5.09

Vanguard Target Retirement 2005 Fund	VTOVX	4.33%
Target 2005 Composite Index[1]		4.35
Target 2005 Composite Average[2]		4.00

Vanguard Target Retirement 2010 Fund	VTENX	3.47%
Target 2010 Composite Index[1]		3.28
Target 2010 Composite Average[2]		3.06

Vanguard Target Retirement 2015 Fund	VTXVX	2.66%
Target 2015 Composite Index[1]		2.32
Target 2015 Composite Average[2]		2.28

Vanguard Target Retirement 2020 Fund	VTWNX	1.44%
Target 2020 Composite Index[1]		1.17
Target 2020 Composite Average[2]		1.27

Vanguard Target Retirement 2025 Fund	VTTVX	0.10%
Target 2025 Composite Index[1]		–0.04
Target 2025 Composite Average[2]		0.19

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in the Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1 Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Morgan Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia, Far East Index and the MSCI Emerging Markets Index; for bonds, Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; and for short-term reserves, the Citigroup 3-Month Treasury Bill Index.

2 Each composite average weights the average returns of the appropriate mutual fund peer groups in proportion with the targeted weighting of the specific Target Retirement Fund. All together, the composites use returns for the fixed income funds average, the Treasury inflation-protected securities funds average, the money market funds average, the general equity funds average, the international funds average, and the emerging markets funds average. These returns are derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2009, a robust second-half rally in the stock market could not offset deep losses incurred earlier in the period. The Target Retirement Funds with larger weightings in fixed income securities benefited from the strong performance of U.S. bonds.

Returns for the six Target Retirement Funds featured in this report ranged from 5.84% for the Target Retirement Income Fund, which has the highest allocation to bonds, to 0.10% for the Target Retirement 2025 Fund, which includes heavier exposure to U.S. and international equities.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed markets and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields.

Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

Bond performance paced return of funds

The asset allocations of the Vanguard Target Retirement Funds are consistent with well-established principles of retirement planning. Funds with more distant time horizons include heavy allocations to stocks, which are expected to produce higher longer-term growth than bonds, albeit with significant risks of short-term loss. Funds with nearer retirement dates include heavier allocations to fixed income securities; as the prospect of spending from a portfolio comes closer, the importance of moderating the ups and downs in the portfolio’s value increases.

In addition to conventional bond funds, the Target Retirement Income Fund and the Target Retirement 2005 Fund––the funds intended for investors in or closest to retirement––hold part of their assets in Vanguard Inflation-Protected Securities Fund and Vanguard Prime Money Market Fund. The Inflation Protected Securities Fund also aims to shield investors against the long-term effects of inflation by investing in bonds with inflation protection, while the money market fund provides stability.

During the past 12 months, the Target Retirement Income Fund, which was established for investors in or near retirement, posted the best return, a reflection of the bond market’s strength. With about 65% of its assets in bonds and about 5% in money markets as of September 30, the Target Retirement Income Fund is the most conservative of the six funds in this report.

Asset Allocations on September 30, 2009

			Short-Term
	Stocks[1]	Bonds	Investments
Income[2]	30%	65%	5%
2005	38	59	3
2010	51	49	0
2015	61	39	0
2020	68	32	0
2025	76	24	0

1 As of September 30, 2009, international stock weightings for the Income, 2005, 2010, 2015, 2020, and 2025 Funds were 6%, 8%, 10%, 12%, 14%, and 15% of assets, respectively.

2 Allocations do not change.

Conversely, the Target Retirement 2025 Fund has the most distant retirement date of the six funds in this report. As the fund group’s design would suggest, 2025 Fund has the highest allocation to stocks. Given the outcome of the financial markets for the fiscal year, it’s no surprise that its return was the lowest of the group. As of September 30, the 2025 Fund held about 61% of its assets in U.S. stocks, 15% in international stocks, and 24% in bonds.

Among the underlying Vanguard funds represented in the Target Retirement Fund series, the best performers for the fiscal year were the Vanguard Emerging Markets Index Fund (about +17%) and the Vanguard Total Bond Market II Index Fund, which launched in January and is essentially identical to its portfolio predecessor, Vanguard Total Bond Market Index Fund (about +10%). However, because the Emerging Markets Index Fund accounted for less than 4% of the 2025 Fund’s holdings as of September 30, and was represented even less in the other five funds in this report, its impact on performance was minimal. The only

Total Returns
Inception[1] through September 30, 2009
Average
Annual Return
Target Retirement Income Fund	4.50%
Target Income Composite Index	4.46
Target Income Composite Average[2]	3.42
Target Retirement 2005 Fund	4.42%
Target 2005 Composite Index	4.42
Target 2005 Composite Average[2]	3.42
Target Retirement 2010 Fund	2.61%
Target 2010 Composite Index	2.50
Target 2010 Composite Average[2]	0.97
Target Retirement 2015 Fund	4.28%
Target 2015 Composite Index	4.21
Target 2015 Composite Average[2]	3.30
Target Retirement 2020 Fund	1.26%
Target 2020 Composite Index	1.12
Target 2020 Composite Average[2]	–0.13
Target Retirement 2025 Fund	3.89%
Target 2025 Composite Index	3.83
Target 2025 Composite Average[2]	3.06

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 For the Income, 2005, 2015, and 2025 Funds, inception was October 27, 2003; for the 2010 and 2020 Funds, inception was June 7, 2006.

2 Derived from data provided by Lipper Inc.

underlying fund represented in the series to post a decline was Vanguard Total Stock Market Index Fund (about –6%).

Target-date portfolios combine with low costs

Vanguard Target Retirement Funds invest in a mix of underlying Vanguard stock and bond funds tailored to the time horizon selected by the investor. Each fund’s weighting of stocks and bonds shifts toward a more conservative, income-oriented allocation as retirement approaches.

Excluding the Income Fund, each Vanguard Target Retirement Fund follows a steady path toward more conservative asset allocations over time.

The performance of the funds has been competitive since their inceptions, and each fund is ahead of the average return for an appropriate composite of mutual fund peers. This accomplishment is a tribute to the both Vanguard Quantitative Equity Group and Vanguard Fixed Income Group, the advisors of the underlying funds.

Investment insight

Target Retirement Funds: A long-term compact
When you invest in a target-date retirement fund, you establish a relationship with a fund, and a fund company, that may last for decades.

What does Vanguard consider some of the characteristics of a target-date fund that can serve as a trusted long-term partner?

Low costs. Over time, costs can have a big impact on the amount of wealth you accumulate. You want your long-term partner to minimize costs, maximizing your share of the fund’s return.

Philosophical coherence. Target-date funds reflect a fund manager’s investment beliefs. At Vanguard, we have long counseled investors to stick with a long-term plan that emphasizes balance among the asset classes, diversification within them, and low costs. These same principles are at the core of the Vanguard Target Retirement Funds.

Transparency. Well-designed target-date funds are built on sophisticated thinking about asset allocation, risk control, and investor needs and behavior. You don’t want the product of this research and analysis to be hidden in a black box. Vanguard’s portfolios invest in index funds on the basis of well-defined “glide paths.” You can see clearly how each fund will try to capture market returns and manage the risk-return trade-off through gradual changes in strategic asset allocation.

Each of these groups combines skilled portfolio management with sophisticated risk-control and trading systems.

The Target Retirement Funds, like all Vanguard funds, also benefit from low operating costs. For a look at how the funds’ costs compare with the composite average expenses of peers, please see the table below.

A retirement investment that’s straightforward, sensible

Investors have faced many challenges over the past year as the financial markets experienced uncommon volatility. The early part of 2009 brought further declines after 2008 registered as the worst calendar year for the U.S. stock market since the 1930s. As the economy showed signs of improvement and investors’ tolerance for risk returned, the financial markets started an impressive recovery.

As nobody knows the fate of future markets, we encourage investors to pay less attention to short-term events and trends and instead rely on a long-term strategy built on tried and true investment lessons. This means selecting a mix of stocks, bonds, and money market funds that suits your goals, time horizon, and risk tolerance.

A balanced portfolio is unlikely to provide either the best or worst returns, or even to fully shield investors from severe market turbulence. However, holding several different asset classes can help

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund	Peer-Group
	Fees and	Expense
	Expenses[1]	Ratio[2]
Income	0.19%	1.08%
2005	0.18	1.13
2010	0.19	1.19
2015	0.18	1.24
2020	0.19	1.26
2025	0.18	1.29

1 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses were 0.21% for the Target Retirement Income Fund, 0.21% for the 2005 Fund, 0.21% for the 2010 Fund, 0.21% for the 2015 Fund, 0.21% for the 2020 Fund, and 0.21% for the 2025 Fund.

2 Peer groups are (from top to bottom) the Target Income Composite Average, the Target 2005 Composite Average, the Target 2010 Composite Average, the Target 2015 Composite Average, the Target 2020 Composite Average, and the Target 2025 Composite Average. Each average is a blended composite that weights the expense ratio of the comparable mutual funds average for each asset class in proportion to the target weighting of the appropriate Target Retirement Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

reduce the volatility of returns relative to that of an undiversified portfolio. With their broad diversification and low costs, the Target Retirement Funds are designed to provide a straightforward solution to your retirement investing needs. By choosing a Target Retirement Fund, you have selected an investment designed to be balanced appropriately for your time horizon.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 12, 2009

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009

	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	30-Day
	Price	Price	Dividends	Gains	SEC Yield
Income	$10.19	$10.49	$0.270	$0.000	1.93%
2005	10.99	10.98	0.427	0.000	2.01
2010	20.47	20.39	0.679	0.000	2.12
2015	11.34	11.21	0.365	0.000	2.18
2020	20.03	19.66	0.549	0.000	2.21
2025	11.49	11.11	0.323	0.000	2.24

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,630,147,450	97,260,963	96.2%
Charles D. Ellis	2,625,722,607	101,685,806	96.0%
Emerson U. Fullwood	2,628,496,004	98,912,409	96.1%
Rajiv L. Gupta	2,626,864,431	100,543,982	96.0%
Amy Gutmann	2,630,727,663	96,680,750	96.2%
JoAnn Heffernan Heisen	2,628,219,495	99,188,918	96.1%
F. William McNabb III	2,629,764,221	97,644,192	96.1%
André F. Perold	2,627,865,185	99,543,228	96.1%
Alfred M. Rankin, Jr.	2,628,819,510	98,588,903	96.1%
Peter F. Volanakis	2,630,490,646	96,917,767	96.2%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate. (b) Issuing senior securities.

(c) Borrowing money. (d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries. (g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement Income Fund
2a	140,894,731	3,731,505	3,311,713	4,270,896	92.6%
2b	140,856,949	3,587,354	3,493,647	4,270,896	92.5%
2c	137,506,738	4,462,877	5,968,335	4,270,895	90.3%
2d	139,835,398	4,308,288	3,794,263	4,270,896	91.9%
2e	139,922,463	3,697,432	4,318,057	4,270,894	91.9%
2f	140,061,144	3,601,175	4,275,628	4,270,898	92.0%
2g	142,234,280	3,385,596	2,318,073	4,270,896	93.4%

Target Retirement 2005 Fund
2a	110,221,356	3,006,648	2,391,444	5,100,198	91.3%
2b	110,412,321	3,215,665	1,991,463	5,100,198	91.5%
2c	107,104,078	3,462,424	5,052,946	5,100,199	88.7%
2d	109,874,235	3,452,315	2,292,898	5,100,199	91.0%
2e	109,699,055	3,105,232	2,815,161	5,100,199	90.9%
2f	109,748,427	3,332,284	2,538,738	5,100,198	90.9%
2g	110,819,158	3,185,141	1,615,146	5,100,201	91.8%

Target Retirement 2010 Fund
2a	84,399,359	1,776,773	3,237,027	2,797,473	91.5%
2b	82,818,276	1,905,953	4,688,933	2,797,470	89.8%
2c	81,484,547	1,862,277	6,066,341	2,797,466	88.4%
2d	82,466,711	1,899,326	5,047,123	2,797,472	89.4%
2e	84,091,944	1,941,307	3,379,912	2,797,469	91.2%
2f	84,150,131	1,820,723	3,442,305	2,797,472	91.3%
2g	84,598,311	1,789,295	3,025,556	2,797,470	91.7%

Target Retirement 2015 Fund
2a	480,736,733	15,384,024	15,508,567	27,627,580	89.1%
2b	480,951,150	15,861,989	14,824,123	27,619,643	89.2%
2c	470,185,105	16,875,029	24,577,127	27,619,642	87.2%
2d	477,848,933	16,913,228	16,875,099	27,619,643	88.6%
2e	479,054,417	15,539,974	17,042,869	27,619,643	88.8%
2f	479,405,018	15,800,720	16,431,529	27,619,637	88.9%
2g	482,801,781	16,060,414	12,767,131	27,627,578	89.5%

Target Retirement 2020 Fund
2a	144,224,434	2,876,684	6,738,518	8,108,542	89.1%
2b	143,924,753	2,932,119	6,982,764	8,108,542	88.9%
2c	139,267,660	2,836,407	11,735,568	8,108,543	86.0%
2d	143,567,403	2,867,313	7,404,918	8,108,544	88.7%
2e	143,925,548	2,844,994	7,069,091	8,108,544	88.9%
2f	143,892,063	2,799,593	7,147,981	8,108,541	88.9%
2g	144,302,068	2,972,603	6,564,967	8,108,540	89.1%

Target Retirement 2025 Fund
2a	472,787,217	22,346,757	15,051,544	38,793,293	86.1%
2b	472,180,381	22,303,002	15,702,135	38,793,294	86.0%
2c	462,692,032	23,310,122	24,183,360	38,793,298	84.3%
2d	469,989,353	23,306,660	16,889,507	38,793,293	85.6%
2e	471,070,972	22,128,378	16,986,167	38,793,295	85.8%
2f	470,977,403	22,194,808	17,013,306	38,793,294	85.8%
2g	474,328,458	22,905,603	12,951,453	38,793,299	86.4%

Target Retirement Income Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	1.9%
Acquired Fund Fees and Expenses[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Bond Market II Index Fund	45.1%
Total Stock Market Index Fund	23.9
Inflation-Protected Securities Fund	20.0
Prime Money Market Find	5.0
European Stock Index Fund	3.0
Pacific Stock Index Fund	1.6
Emerging Markets Stock Index Fund	1.4

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Income Fund invests. The Target Retirement Income Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses was 0.21%.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary.

4 Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003––September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Target Retirement Income Fund[2]	5.84%	4.11%	4.50%	$12,984
Barclays Capital U.S. Aggregate Bond Index	10.56	5.13	5.11	13,440
Target Income Composite Index[3]	5.57	4.03	4.46	12,951
Target Income Composite Average[4]	5.09	2.93	3.42	12,203

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter.

MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target Income Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, Treasury inflation protected securities funds average, money market funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2009

1 Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter.

MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement Income Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (23.9%)
Vanguard Total Stock Market Index Fund Investor Shares	22,534,030	587,913

International Stock Funds (6.0%)
Vanguard European Stock Index Fund Investor Shares	2,789,631	73,451
Vanguard Pacific Stock Index Fund Investor Shares	3,952,828	39,094
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,465,059	35,498
		148,043
Bond Funds (65.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	107,339,866	1,108,821
Vanguard Inflation-Protected Securities Fund Investor Shares	39,375,399	492,980
		1,601,801
Money Market Funds (5.1%)
Vanguard Prime Money Market Fund Investor Shares	122,970,563	122,971
[1] Vanguard Market Liquidity Fund, 0.267%	2,016,000	2,016
		124,987
Total Investment Companies (Cost $2,457,041)		2,462,744
Other Assets and Liabilities (0.0%)
Other Assets		8,533
Liabilities		(8,548)
		(15)
Net Assets (100%)
Applicable to 234,865,840 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,462,729
Net Asset Value Per Share		$10.49

Target Retirement Income Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,496,670
Undistributed Net Investment Income	1,383
Accumulated Net Realized Losses	(41,027)
Unrealized Appreciation (Depreciation)	5,703
Net Assets	2,462,729

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	55,500
Net Investment Income—Note B	55,500
Realized Net Gain (Loss) on Investment Securities Sold	(31,945)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	108,639
Net Increase (Decrease) in Net Assets Resulting from Operations	132,194

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,500	73,806
Realized Net Gain (Loss)	(31,945)	(4,008)
Change in Unrealized Appreciation (Depreciation)	108,639	(166,391)
Net Increase (Decrease) in Net Assets Resulting from Operations	132,194	(96,593)
Distributions
Net Investment Income	(55,814)	(74,307)
Realized Capital Gain	—	—
Total Distributions	(55,814)	(74,307)
Capital Share Transactions
Issued	930,456	1,279,636
Issued in Lieu of Cash Distributions	52,709	69,952
Redeemed	(643,011)	(468,082)
Net Increase (Decrease) from Capital Share Transactions	340,154	881,506
Total Increase (Decrease)	416,534	710,606
Net Assets
Beginning of Period	2,046,195	1,335,589
End of Period[1]	2,462,729	2,046,195
1 Net Assets—End of Period includes undistributed net investment income of $1,383,000 and $1,697,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$11.08	$10.52	$10.52	$10.31
Investment Operations
Net Investment Income	.268	.427	.430[1]	.439[1]	.399[1]
Capital Gain Distributions Received	—	—	—	.003[1]	.022[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.302	(.878)	.540	.003	.163
Total from Investment Operations	.570	(.451)	.970	.445	.584
Distributions
Dividends from Net Investment Income	(.270)	(.439)	(.410)	(.430)	(.370)
Distributions from Realized Capital Gains	—	—	—	(.015)	(.004)
Total Distributions	(.270)	(.439)	(.410)	(.445)	(.374)
Net Asset Value, End of Period	$10.49	$10.19	$11.08	$10.52	$10.52

Total Return[2]	5.84%	–4.23%	9.36%	4.36%	5.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,463	$2,046	$1,336	$822	$677
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.78%	4.11%	4.03%	4.21%	3.80%
Portfolio Turnover Rate	29%[4]	14%	3%	22%	0%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 The acquired fund fees and expenses were 0.21%.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from the Vanguard Total Bond Market Index Fund to the Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement Income Fund

For tax purposes, at September 30, 2009, the fund had $1,395,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $10,331,000 to offset future net capital gains of $4,560,000 through September 30, 2015, and $5,771,000 through September 30, 2017. In addition, the fund realized losses of $22,860,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $2,464,889,000. Net unrealized depreciation of investment securities for tax purposes was $2,145,000, consisting of unrealized gains of $48,380,000 on securities that had risen in value since their purchase and $50,525,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $1,752,433,000 of investment securities and sold $1,414,452,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	96,222	116,714
Issued in Lieu of Cash Distributions	5,415	6,507
Redeemed	(67,527)	(42,975)
Net Increase (Decrease) in Shares Outstanding	34,110	80,246

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

Target Retirement 2005 Fund

Fund Profile

As of September 30, 2009

Financial Attributes

Yield[1]	2.0%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Bond Market II Index Fund	43.1%
Total Stock Market Index Fund	30.2
Inflation-Protected Securities Fund	16.1
European Stock Index Fund	3.8
Prime Money Market Find	3.0
Pacific Stock Index Fund	2.0
Emerging Markets Stock Index Fund	1.8

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2005 Fund invests.

The Target Retirement 2005 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses was 0.21%.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary.

4 Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Target Retirement 2005 Fund[2]	4.33%	3.81%	4.42%	$12,920
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	3.33	12,141
Target 2005 Composite Index[3]	4.35	3.79	4.42	12,924
Target 2005 Composite Average[4]	4.00	2.79	3.42	12,208

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S.

Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2005 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the fixed income funds average, general equity funds average, Treasury inflation protected securities funds average, international funds average, money market funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2005 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2009

1 Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S.

Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2005 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (30.1%)
Vanguard Total Stock Market Index Fund Investor Shares	20,972,331	547,168

International Stock Funds (7.7%)
Vanguard European Stock Index Fund Investor Shares	2,616,073	68,881
Vanguard Pacific Stock Index Fund Investor Shares	3,696,875	36,562
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,380,813	33,457
		138,900
Bond Funds (59.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	75,661,208	781,580
Vanguard Inflation-Protected Securities Fund Investor Shares	23,325,059	292,030
		1,073,610
Money Market Fund (3.0%)
Vanguard Prime Money Market Fund Investor Shares	54,568,511	54,569
Total Investment Companies (Cost $1,831,252)		1,814,247
Other Assets and Liabilities (0.0%)
Other Assets		16,179
Liabilities		(15,700)
		479
Net Assets (100%)
Applicable to 165,206,587 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,814,726
Net Asset Value Per Share		$10.98

At September 30, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,874,255
Undistributed Net Investment Income		27,901
Accumulated Net Realized Losses		(70,425)
Unrealized Appreciation (Depreciation)		(17,005)
Net Assets		1,814,726

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	46,436
Net Investment Income—Note B	46,436
Realized Net Gain (Loss) on Investment Securities Sold	(59,610)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	75,118
Net Increase (Decrease) in Net Assets Resulting from Operations	61,944

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,436	63,474
Realized Net Gain (Loss)	(59,610)	(5,945)
Change in Unrealized Appreciation (Depreciation)	75,118	(206,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,944	(149,079)
Distributions
Net Investment Income	(65,673)	(49,631)
Realized Capital Gain	—	—
Total Distributions	(65,673)	(49,631)
Capital Share Transactions
Issued	489,989	902,990
Issued in Lieu of Cash Distributions	64,712	48,860
Redeemed	(503,197)	(459,171)
Net Increase (Decrease) from Capital Share Transactions	51,504	492,679
Total Increase (Decrease)	47,775	293,969
Net Assets
Beginning of Period	1,766,951	1,472,982
End of Period[1]	1,814,726	1,766,951
1 Net Assets—End of Period includes undistributed net investment income of $27,901,000 and $47,138,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.99	$12.31	$11.38	$11.14	$10.65
Investment Operations
Net Investment Income	.303	.439[1]	.420[1]	.408[1]	.388[1]
Capital Gain Distributions Received	—	—	—	.002[1]	.015[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.114	(1.379)	.870	.149	.331
Total from Investment Operations	.417	(.940)	1.290	.559	.734
Distributions
Dividends from Net Investment Income	(.427)	(.380)	(.360)	(.310)	(.240)
Distributions from Realized Capital Gains	—	—	—	(.009)	(.004)
Total Distributions	(.427)	(.380)	(.360)	(.319)	(.244)
Net Asset Value, End of Period	$10.98	$10.99	$12.31	$11.38	$11.14

Total Return[2]	4.33%	–7.89%	11.56%	5.13%	6.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,815	$1,767	$1,473	$957	$651
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.95%	3.71%	3.56%	3.68%	3.57%
Portfolio Turnover Rate	44%[4]	21%	6%	19%	4%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 The acquired fund fees and expenses were 0.21%.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from the Vanguard Total Bond Market Index Fund to the Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2005 Fund

For tax purposes, at September 30, 2009, the fund had $27,894,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $9,220,000 to offset future net capital gains of $4,418,000 through September 30, 2015, and $4,802,000 through September 30, 2017. In addition, the fund realized losses of $57,197,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $1,835,252,000. Net unrealized depreciation of investment securities for tax purposes was $21,005,000, consisting of unrealized gains of $37,647,000 on securities that had risen in value since their purchase and $58,652,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $1,366,827,000 of investment securities and sold $1,338,010,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	49,211	76,093
Issued in Lieu of Cash Distributions	6,706	4,078
Redeemed	(51,532)	(39,032)
Net Increase (Decrease) in Shares Outstanding	4,385	41,139

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

Target Retirement 2010 Fund

Fund Profile

As of September 30, 2009

Financial Attributes

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	41.1%
Total Bond Market II Index Fund	40.1
Inflation-Protected Securities Fund	8.5
European Stock Index Fund	5.1
Pacific Stock Index Fund	2.7
Emerging Markets Stock Index Fund	2.5

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2010 Fund invests.

The Target Retirement 2010 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses was 0.21%.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary.

4 Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Target Retirement 2010 Fund[2]	3.47%	2.61%	$10,891
Dow Jones U.S. Total Stock Market Index	–5.83	–2.51	9,193
Target 2010 Composite Index[3]	3.28	2.50	10,852
Target 2010 Composite Average[4]	3.06	0.97	10,324

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S.

Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2010 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, fixed income funds average, international funds average, Treasury inflation protected securities funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2009

1 Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S.

Aggregate Bond Index and the Barclays Capital U.S. Treasury Inflation Notes Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (41.1%)
Vanguard Total Stock Market Index Fund Investor Shares	48,206,098	1,257,697

International Stock Funds (10.3%)
Vanguard European Stock Index Fund Investor Shares	5,946,257	156,565
Vanguard Pacific Stock Index Fund Investor Shares	8,376,503	82,844
Vanguard Emerging Markets Stock Index Fund Investor Shares	3,188,612	77,260
		316,669
Bond Funds (48.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	118,892,314	1,228,157
Vanguard Inflation-Protected Securities Fund Investor Shares	20,852,867	261,078
		1,489,235
Total Investment Companies (Cost $3,301,380)		3,063,601
Other Assets and Liabilities (0.0%)
Other Assets		45,998
Liabilities		(45,023)
		975
Net Assets (100%)
Applicable to 150,277,255 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,064,576
Net Asset Value Per Share		$20.39

At September 30, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,299,139
Undistributed Net Investment Income		45,631
Accumulated Net Realized Losses		(42,415)
Unrealized Appreciation (Depreciation)		(237,779)
Net Assets		3,064,576

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	76,525
Net Investment Income—Note B	76,525
Realized Net Gain (Loss) on Investment Securities Sold	(33,417)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	72,719
Net Increase (Decrease) in Net Assets Resulting from Operations	115,827

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	76,525	72,341
Realized Net Gain (Loss)	(33,417)	(9,018)
Change in Unrealized Appreciation (Depreciation)	72,719	(356,455)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,827	(293,132)
Distributions
Net Investment Income	(84,814)	(36,684)
Realized Capital Gain	—	—
Total Distributions	(84,814)	(36,684)
Capital Share Transactions
Issued	1,116,594	2,079,645
Issued in Lieu of Cash Distributions	84,413	36,584
Redeemed	(734,153)	(517,140)
Net Increase (Decrease) from Capital Share Transactions	466,854	1,599,089
Total Increase (Decrease)	497,867	1,269,273
Net Assets
Beginning of Period	2,566,709	1,297,436
End of Period[1]	3,064,576	2,566,709
1 Net Assets—End of Period includes undistributed net investment income of $45,631,000 and $53,920,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

				June 7,
		Year Ended		2006[1] to
		September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.47	$23.54	$21.01	$20.00
Investment Operations
Net Investment Income	.553	.744[2]	.730[2]	.230[2]
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.046	(3.354)	1.980	.780
Total from Investment Operations	.599	(2.610)	2.710	1.010
Distributions
Dividends from Net Investment Income	(.679)	(.460)	(.180)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.679)	(.460)	(.180)	—
Net Asset Value, End of Period	$20.39	$20.47	$23.54	$21.01

Total Return[3]	3.47%	–11.30%	12.96%	5.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,065	$2,567	$1,297	$75
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.15%	3.34%	3.26%	2.89%[5]
Portfolio Turnover Rate	41%[6]	18%	4%	4%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 4 The acquired fund fees and expenses were 0.21%.

5 Annualized.

6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from the Vanguard Total Bond Market Index Fund to the Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2010 Fund

For tax purposes, at September 30, 2009, the fund had $45,651,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,639,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $26,057,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $3,312,119,000. Net unrealized depreciation of investment securities for tax purposes was $248,518,000, consisting of unrealized gains of $43,031,000 on securities that had risen in value since their purchase and $291,549,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $2,362,559,000 of investment securities and sold $1,908,610,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	61,637	92,025
Issued in Lieu of Cash Distributions	4,824	1,589
Redeemed	(41,592)	(23,324)
Net Increase (Decrease) in Shares Outstanding	24,869	70,290

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile

As of September 30, 2009

Financial Attributes

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	48.7%
Total Bond Market II Index Fund	39.0
European Stock Index Fund	6.1
Pacific Stock Index Fund	3.2
Emerging Markets Stock Index Fund	3.0

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2015 Fund invests.

The Target Retirement 2015 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses was 0.21%.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary.

4 Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Target Retirement 2015 Fund[2]	2.66%	3.49%	4.28%	$12,822
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	3.33	12,141
Target 2015 Composite Index[3]	2.32	3.40	4.21	12,771
Target 2015 Composite Average[4]	2.28	2.53	3.30	12,119

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2015 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, fixed income funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2009

1 Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (48.7%)
Vanguard Total Stock Market Index Fund Investor Shares	177,489,799	4,630,709

International Stock Funds (12.3%)
Vanguard European Stock Index Fund Investor Shares	21,893,729	576,462
Vanguard Pacific Stock Index Fund Investor Shares	30,580,055	302,437
Vanguard Emerging Markets Stock Index Fund Investor Shares	11,845,882	287,025
		1,165,924
Bond Fund (38.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	358,448,782	3,702,776
Total Investment Companies (Cost $9,932,480)		9,499,409
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.267%, (Cost $2,557)	2,556,947	2,557
Total Investments (99.9%) (Cost $9,935,037)		9,501,966
Other Assets and Liabilities (0.1%)
Other Assets		116,268
Liabilities		(110,742)
		5,526
Net Assets (100%)
Applicable to 848,353,078 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,507,492
Net Asset Value Per Share		$11.21

Target Retirement 2015 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,939,278
Undistributed Net Investment Income	145,382
Accumulated Net Realized Losses	(144,097)
Unrealized Appreciation (Depreciation)	(433,071)
Net Assets	9,507,492

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	246,540
Net Investment Income—Note B	246,540
Realized Net Gain (Loss) on Investment Securities Sold	(91,822)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	219,284
Net Increase (Decrease) in Net Assets Resulting from Operations	374,002

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	246,540	228,895
Realized Net Gain (Loss)	(91,822)	(35,964)
Change in Unrealized Appreciation (Depreciation)	219,284	(1,349,722)
Net Increase (Decrease) in Net Assets Resulting from Operations	374,002	(1,156,791)
Distributions
Net Investment Income	(258,747)	(181,936)
Realized Capital Gain	—	—
Total Distributions	(258,747)	(181,936)
Capital Share Transactions
Issued	2,786,028	3,567,141
Issued in Lieu of Cash Distributions	257,600	181,232
Redeemed	(1,454,916)	(1,224,652)
Net Increase (Decrease) from Capital Share Transactions	1,588,712	2,523,721
Total Increase (Decrease)	1,703,967	1,184,994
Net Assets
Beginning of Period	7,803,525	6,618,531
End of Period[1]	9,507,492	7,803,525
1 Net Assets—End of Period includes undistributed net investment income of $145,382,000 and $157,589,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.34	$13.49	$12.10	$11.54	$10.74
Investment Operations
Net Investment Income	.307	.380[1]	.380[1]	.356[1]	.346[1]
Capital Gain Distributions Received	—	—	—	—	.004[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.072)	(2.190)	1.320	.466	.652
Total from Investment Operations	.235	(1.810)	1.700	.822	1.002
Distributions
Dividends from Net Investment Income	(.365)	(.340)	(.310)	(.260)	(.200)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.002)
Total Distributions	(.365)	(.340)	(.310)	(.262)	(.202)
Net Asset Value, End of Period	$11.21	$11.34	$13.49	$12.10	$11.54

Total Return[2]	2.66%	–13.75%	14.25%	7.25%	9.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,507	$7,804	$6,619	$3,720	$1,804
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.31%	3.02%	2.93%	3.04%	3.11%
Portfolio Turnover Rate	37%[4]	24%	5%	15%	1%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 The acquired fund fees and expenses were 0.21%.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from the Vanguard Total Bond Market Index Fund to the Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2015 Fund

For tax purposes, at September 30, 2009, the fund had $145,448,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $32,329,000 to offset future net capital gains of $15,574,000 through September 30, 2015, and $16,755,000 through September 30, 2017. In addition, the fund realized losses of $75,769,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $9,971,102,000. Net unrealized depreciation of investment securities for tax purposes was $469,136,000, consisting of unrealized gains of $135,044,000 on securities that had risen in value since their purchase and $604,180,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $6,875,350,000 of investment securities and sold $5,314,994,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	285,886	282,206
Issued in Lieu of Cash Distributions	27,202	13,888
Redeemed	(152,578)	(98,726)
Net Increase (Decrease) in Shares Outstanding	160,510	197,368

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile

As of September 30, 2009

Financial Attributes

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	54.8%
Total Bond Market II Index Fund	31.5
European Stock Index Fund	6.8
Pacific Stock Index Fund	3.5
Emerging Markets Stock Index Fund	3.4

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2020 Fund invests.

The Target Retirement 2020 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses was 0.21%.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary.

4 Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Target Retirement 2020 Fund[2]	1.44%	1.26%	$10,424
Dow Jones U.S. Total Stock Market Index	–5.83	–2.51	9,193
Target 2020 Composite Index[3]	1.17	1.12	10,377
Target 2020 Composite Average[4]	1.27	–0.13	9,957

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2020 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, fixed income funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2009

1 Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S.

Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.7%)
Vanguard Total Stock Market Index Fund Investor Shares	119,613,174	3,120,708

International Stock Funds (13.8%)
Vanguard European Stock Index Fund Investor Shares	14,753,475	388,459
Vanguard Pacific Stock Index Fund Investor Shares	20,457,261	202,322
Vanguard Emerging Markets Stock Index Fund Investor Shares	8,041,861	194,854
		785,635
Bond Fund (31.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	173,638,621	1,793,687
Total Investment Companies (Cost $6,104,560)		5,700,030
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $1,241)	1,240,953	1,241
Total Investments (99.9%) (Cost $6,105,801)		5,701,271
Other Assets and Liabilities (0.1%)
Other Assets		142,076
Liabilities		(137,636)
		4,440
Net Assets (100%)
Applicable to 290,239,910 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,705,711
Net Asset Value Per Share		$19.66

Target Retirement 2020 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,065,216
Undistributed Net Investment Income	76,586
Accumulated Net Realized Losses	(31,561)
Unrealized Appreciation (Depreciation)	(404,530)
Net Assets	5,705,711

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	129,443
Net Investment Income—Note B	129,443
Realized Net Gain (Loss) on Investment Securities Sold	(22,122)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	168,763
Net Increase (Decrease) in Net Assets Resulting from Operations	276,084

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	129,443	84,945
Realized Net Gain (Loss)	(22,122)	(9,462)
Change in Unrealized Appreciation (Depreciation)	168,763	(655,255)
Net Increase (Decrease) in Net Assets Resulting from Operations	276,084	(579,772)
Distributions
Net Investment Income	(114,758)	(42,617)
Realized Capital Gain	—	—
Total Distributions	(114,758)	(42,617)
Capital Share Transactions
Issued	2,336,391	3,161,786
Issued in Lieu of Cash Distributions	114,502	42,557
Redeemed	(765,505)	(441,547)
Net Increase (Decrease) from Capital Share Transactions	1,685,388	2,762,796
Total Increase (Decrease)	1,846,714	2,140,407
Net Assets
Beginning of Period	3,858,997	1,718,590
End of Period[1]	5,705,711	3,858,997
1 Net Assets—End of Period includes undistributed net investment income of $76,586,000 and $61,901,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

				June 7,
		Year Ended		2006[1] to
		September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.03	$24.15	$21.14	$20.00
Investment Operations
Net Investment Income	.539[2]	.619[2]	.600[2]	.190[2]
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.360)	(4.329)	2.600	.950
Total from Investment Operations	.179	(3.710)	3.200	1.140
Distributions
Dividends from Net Investment Income	(.549)	(.410)	(.190)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.549)	(.410)	(.190)	—
Net Asset Value, End of Period	$19.66	$20.03	$24.15	$21.14

Total Return[3]	1.44%	–15.61%	15.21%	5.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,706	$3,859	$1,719	$117
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	3.19%	2.79%	2.61%	2.24%[5]
Portfolio Turnover Rate	27%[6]	15%	4%	2%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 4 The acquired fund fees and expenses were 0.21%.

5 Annualized.

6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from the Vanguard Total Bond Market Index Fund to the Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2020 Fund

For tax purposes, at September 30, 2009, the fund had $76,609,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $6,167,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $21,264,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $6,109,954,000. Net unrealized depreciation of investment securities for tax purposes was $408,683,000, consisting of unrealized gains of $52,783,000 on securities that had risen in value since their purchase and $461,466,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $3,885,496,000 of investment securities and sold $2,191,951,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	136,945	139,639
Issued in Lieu of Cash Distributions	6,978	1,813
Redeemed	(46,344)	(19,939)
Net Increase (Decrease) in Shares Outstanding	97,579	121,513

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	2.2%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.01

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	60.7%
Total Bond Market II Index Fund	24.0
European Stock Index Fund	7.6
Pacific Stock Index Fund	3.9
Emerging Markets Stock Index Fund	3.8

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2025 Fund invests.

The Target Retirement 2025 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses was 0.21%.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary.

4 Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Target Retirement 2025 Fund[2]	0.10%	2.87%	3.89%	$12,536
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	3.33	12,141
Target 2025 Composite Index[3]	–0.04	2.83	3.83	12,497
Target 2025 Composite Average[4]	0.19	2.15	3.06	11,955

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S.

Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2025 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, fixed income funds average, international funds average, and emerging markets funds averge. Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2009

1 Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights tables for dividend and capital gains information.

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (60.7%)
Vanguard Total Stock Market Index Fund Investor Shares	231,068,304	6,028,572

International Stock Funds (15.3%)
Vanguard European Stock Index Fund Investor Shares	28,502,622	750,474
Vanguard Pacific Stock Index Fund Investor Shares	39,523,509	390,887
Vanguard Emerging Markets Stock Index Fund Investor Shares	15,534,524	376,402
		1,517,763
Bond Fund (23.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	230,118,828	2,377,128
Total Investment Companies (Cost $10,557,459)		9,923,463
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $1,517)	1,516,922	1,517
Total Investments (99.9%) (Cost $10,558,976)		9,924,980
Other Assets and Liabilities (0.1%)
Other Assets		132,038
Liabilities		(125,406)
		6,632
Net Assets (100%)
Applicable to 893,804,193 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		9,931,612
Net Asset Value Per Share		$11.11

Target Retirement 2025 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	10,526,267
Undistributed Net Investment Income	127,848
Accumulated Net Realized Losses	(88,507)
Unrealized Appreciation (Depreciation)	(633,996)
Net Assets	9,931,612

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	229,825
Net Investment Income—Note B	229,825
Realized Net Gain (Loss) on Investment Securities Sold	(38,499)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	128,992
Net Increase (Decrease) in Net Assets Resulting from Operations	320,318

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	229,825	197,015
Realized Net Gain (Loss)	(38,499)	(21,723)
Change in Unrealized Appreciation (Depreciation)	128,992	(1,673,419)
Net Increase (Decrease) in Net Assets Resulting from Operations	320,318	(1,498,127)
Distributions
Net Investment Income	(228,472)	(159,322)
Realized Capital Gain	—	—
Total Distributions	(228,472)	(159,322)
Capital Share Transactions
Issued	2,825,666	3,447,494
Issued in Lieu of Cash Distributions	227,487	158,878
Redeemed	(982,865)	(900,232)
Net Increase (Decrease) from Capital Share Transactions	2,070,288	2,706,140
Total Increase (Decrease)	2,162,134	1,048,691
Net Assets
Beginning of Period	7,769,478	6,720,787
End of Period[1]	9,931,612	7,769,478
1 Net Assets—End of Period includes undistributed net investment income of $127,848,000 and $126,495,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.49	$14.26	$12.51	$11.80	$10.82
Investment Operations
Net Investment Income	.279	.307	.300	.321[1]	.320[1]
Capital Gain Distributions Received	—	—	—	—	.003[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(.336)	(2.767)	1.740	.630	.839
Total from Investment Operations	(.057)	(2.460)	2.040	.951	1.162
Distributions
Dividends from Net Investment Income	(.323)	(.310)	(.290)	(.240)	(.180)
Distributions from Realized Capital Gains	—	—	—	(.001)	(.002)
Total Distributions	(.323)	(.310)	(.290)	(.241)	(.182)
Net Asset Value, End of Period	$11.11	$11.49	$14.26	$12.51	$11.80

Total Return[2]	0.10%	–17.61%	16.51%	8.18%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,932	$7,769	$6,721	$3,957	$1,968
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.09%	2.59%	2.43%	2.66%	2.84%
Portfolio Turnover Rate	21%[4]	17%	4%	22%	2%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 The acquired fund fees and expenses were 0.21%.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from the Vanguard Total Bond Market Index Fund to the Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2025 Fund

For tax purposes, at September 30, 2009, the fund had $127,910,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $44,727,000 to offset future net capital gains of $27,716,000 through September 30, 2015, and $17,011,000 through September 30, 2017. In addition, the fund realized losses of $37,395,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $10,565,422,000. Net unrealized depreciation of investment securities for tax purposes was $640,442,000, consisting of unrealized gains of $97,461,000 on securities that had risen in value since their purchase and $737,903,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $5,113,708,000 of investment securities and sold $3,052,809,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	298,327	262,709
Issued in Lieu of Cash Distributions	24,835	11,563
Redeemed	(105,351)	(69,696)
Net Increase (Decrease) in Shares Outstanding	217,811	204,576

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund (the “Funds”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 6, 2009

Special 2009 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal period ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement Income Fund	9,790
Target Retirement 2005 Fund	16,786
Target Retirement 2010 Fund	30,813
Target Retirement 2015 Fund	114,547
Target Retirement 2020 Fund	60,811
Target Retirement 2025 Fund	137,792

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	19.0%
Target Retirement 2005 Fund	23.3
Target Retirement 2010 Fund	29.2
Target Retirement 2015 Fund	32.8
Target Retirement 2020 Fund	38.5
Target Retirement 2025 Fund	43.6

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard Target Retirement Funds[1]
Periods Ended September 30, 2009
	One	Five	Since
	Year	Years	Inception[2]
Target Retirement Income Fund
Returns Before Taxes	5.84%	4.11%	4.50%
Returns After Taxes on Distributions	4.92	2.89	3.30
Returns After Taxes on Distributions and Sale of Fund Shares	3.84	2.84	3.19

Target Retirement 2005 Fund
Returns Before Taxes	4.33%	3.81%	4.42%
Returns After Taxes on Distributions	3.01	2.83	3.55
Returns After Taxes on Distributions and Sale of Fund Shares	2.91	2.73	3.33

Target Retirement 2010 Fund
Returns Before Taxes	3.47%	—	2.61%
Returns After Taxes on Distributions	2.40	—	2.05
Returns After Taxes on Distributions and Sale of Fund Shares	2.40	—	1.94

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 For the Income, 2005, 2015, and 2025 Funds, October 27, 2003; for the 2010 and 2020 Funds, June 7, 2006.

	One	Five	Since
	Year	Years	Inception[1]
Target Retirement 2015 Fund
Returns Before Taxes	2.66%	3.49%	4.28%
Returns After Taxes on Distributions	1.67	2.76	3.64
Returns After Taxes on Distributions and Sale of Fund Shares	1.92	2.63	3.37

Target Retirement 2020 Fund
Returns Before Taxes	1.44%	—	1.26%
Returns After Taxes on Distributions	0.64	—	0.83
Returns After Taxes on Distributions and Sale of Fund Shares	1.14	—	0.90

Target Retirement 2025 Fund
Returns Before Taxes	0.10%	2.87%	3.89%
Returns After Taxes on Distributions	–0.68	2.29	3.37
Returns After Taxes on Distributions and Sale of Fund Shares	0.32	2.21	3.12

1 For the Income, 2005, 2015, and 2025 Funds, October 27, 2003; for the 2010 and 2020 Funds, June 7, 2006.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Income	$1,000.00	$1,141.57	$1.13
2005	1,000.00	1,173.08	1.14
2010	1,000.00	1,221.69	1.11
2015	1,000.00	1,255.32	1.13
2020	1,000.00	1,281.62	1.14
2025	1,000.00	1,308.60	1.16
Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,024.02	$1.07
2005	1,000.00	1,024.02	1.07
2010	1,000.00	1,024.07	1.01
2015	1,000.00	1,024.07	1.01
2020	1,000.00	1,024.07	1.01
2025	1,000.00	1,024.07	1.01

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.21%, 0.21%, 0.20%, 0.20%, 0.20%, and 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
Direct Investor Account Services > 800-662-2739
To find out more about this public service, call the SEC
Institutional Investor Services > 800-523-1036	at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
Text Telephone for People	copies of this information, for a fee, by sending a
With Hearing Impairment > 800-952-3335	request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
This material may be used in conjunction	Commission, Washington, DC 20549-0102.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080 112009

Vanguard Target Retirement Funds
Annual Report

September 30, 2009

Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund

> After rallying strongly through the spring and summer, the broad U.S. stock market returned about –6% for the fiscal year ended September 30, 2009.

> The broad U.S. bond market returned about 10% for the fiscal year. As the economy improved and credit markets stabilized, many investors shifted from U.S. Treasury securities to corporate bonds.

> For the 12 months, returns for the Target Retirement Funds in this report ranged from –1.13% to –1.85%, reflecting the funds’ heavy allocations to stocks.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Results of Proxy Voting	9
Target Retirement 2030 Fund	11
Target Retirement 2035 Fund	21
Target Retirement 2040 Fund	31
Target Retirement 2045 Fund	41
Target Retirement 2050 Fund	51
Your Fund’s After-Tax Returns	63
About Your Fund’s Expenses	65
Glossary	67

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Target Retirement 2030 Fund	VTHRX	–1.13%
Target 2030 Composite Index[1]		–1.26
Target 2030 Composite Average[2]		–0.88

Vanguard Target Retirement 2035 Fund	VTTHX	–1.85%
Target 2035 Composite Index[1]		–1.94
Target 2035 Composite Average[2]		–1.49

Vanguard Target Retirement 2040 Fund	VFORX	–1.61%
Target 2040 Composite Index[1]		–1.94
Target 2040 Composite Average[2]		–1.49

Vanguard Target Retirement 2045 Fund	VTIVX	–1.77%
Target 2045 Composite Index[1]		–1.94
Target 2045 Composite Average[2]		–1.49

Vanguard Target Retirement 2050 Fund	VFIFX	–1.73%
Target 2050 Composite Index[1]		–1.94
Target 2050 Composite Average[2]		–1.49

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in the Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1 Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Morgan Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia, Far East Index and the MSCI Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index.

2 Each composite average weights the average returns of the appropriate mutual fund peer groups in proportion with the targeted weighting of the specific Target Retirement Fund. All together, the composites use returns for the fixed income funds average, the general equity funds average, the international funds average, and the emerging markets funds average. These returns are derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2009, the robust second-half rally in the stock market could not offset deep losses incurred earlier in the period. While the five Target Retirement Funds featured in this report allocate a small percentage of their assets to bonds, the performance of equities in their portfolios largely determined their outcome for the fiscal year. The four Target Retirement Funds that have about 90% of their assets allocated to stocks returned between –1.61% and –1.85%, while the 2030 fund, with its stock weighting of about 84%, returned –1.13%.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late 2008 losses thanks to general strength in developed markets and a powerful

2

rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

The severe first-half downturn weighed on the funds’ returns

The asset allocations of the Vanguard Target Retirement Funds are consistent with well-established principles of retirement planning. Funds with more distant horizon dates include heavy allocations to stocks, which are expected to produce higher longer-term growth than bonds, albeit with significant risk of short-term losses. Funds with nearer retirement dates include heavier allocations to fixed income securities; as the prospect of spending from a portfolio comes closer, the importance of moderating the ups and downs in the portfolio’s value increases.

Retirement is about 20 or more years away for most investors in the five funds featured in this report. Therefore, these funds maintain a growth-oriented asset allocation and invest mostly in U.S. and international stocks. As of September 30, the four more aggressive funds held about 72% of their assets in U.S. stocks, 18% in international stocks, and 10% in bonds. The 2030 fund, which is slightly more conservative than the four others, held about 67% of its assets in U.S. stocks, 17% in international stocks, and 16% in bonds.

As you know, a larger portion of stocks means a greater potential for short-term risks. Although stocks bounced impressively off their March lows through the spring and summer, they weren’t able to overcome the severe downturn experienced in the final months of 2008 and the beginning of 2009. In all the Target

Asset Allocations on September 30, 2009

			Short-Term
	Stocks[1]	Bonds	Investments
2030	84%	16%	0%
2035	90	10	0
2040	90	10	0
2045	90	10	0
2050	90	10	0

1 As of September 30, 2009, international stock weightings for the 2030, 2035, 2040, 2045, and 2050 Funds were 17%, 18%, 18%, 18%, and 18% of assets, respectively.

4

Retirement portfolios, the only underlying fund that declined was Vanguard Total Stock Market Index Fund (which returned about –6%). Because of its heavy weighting in the five funds included in this report, its influence was significant.

Among the other underlying Vanguard funds held in Target Retirement portfolios, the best performers for the fiscal year were Vanguard Emerging Markets Stock Index Fund (about +17%) and Vanguard Total Bond Market II Index Fund, which launched in January and is essentially identical to its portfolio predecessor, Vanguard Total Bond Market Index Fund (about +10%).

However, the Emerging Markets Stock Index Fund represented only about 4% of the holdings in each of the five funds as of September 30, and its rally had a limited effect on the funds’ performance. Investors were less enthusiastic about the stocks of developed countries abroad and that meant lower returns for Vanguard European Stock Index Fund (about +1%) and Pacific Stock Index Fund (about +3%).

Total Returns
Inception[1] Through September 30, 2009
Average
Annual Return
Target Retirement 2030 Fund	–0.19%
Target 2030 Composite Index	–0.28
Target 2030 Composite Average[2]	–1.21
Target Retirement 2035 Fund	3.97
Target 2035 Composite Index	3.97
Target 2035 Composite Average[2]	3.25
Target Retirement 2040 Fund	–0.76
Target 2040 Composite Index	–0.93
Target 2040 Composite Average[2]	–1.76
Target Retirement 2045 Fund	4.50
Target 2045 Composite Index	4.47
Target 2045 Composite Average[2]	3.74
Target Retirement 2050 Fund	–0.64
Target 2050 Composite Index	–0.80
Target 2050 Composite Average[2]	–1.63

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 For the 2035 and 2045 Funds, October 27, 2003; for the 2030, 2040, and 2050 Funds, June 7, 2006.

2 Derived from data provided by Lipper Inc.

5

Clearly defined portfolios that benefit from low costs

As you know, the Vanguard Target Retirement Funds invest in a mix of underlying Vanguard stock and bond funds tailored to the time horizon selected by the investor. Each fund’s weighting of stocks and bonds shifts toward a more conservative, income-oriented allocation as retirement approaches. Excluding the Income Fund, the Vanguard Target Retirement Funds all follow a steady path toward more conservative asset allocations.

The performance of the funds has been competitive since their inceptions, and each fund is ahead of the average return for an appropriate composite of mutual fund peers. This accomplishment is a tribute to Vanguard’s Quantitative Equity Group and Fixed Income Group, the advisors of the underlying funds. Each of these groups combines skilled portfolio management with sophisticated risk-control and trading systems.

Investment insight

Target Retirement Funds: A long-term compact
When you invest in a target-date retirement fund, you establish a relationship with a fund, and a fund company, that may last for decades.

What does Vanguard consider some of the characteristics of a target-date fund that can serve as a trusted long-term partner?

Low costs. Over time, costs can have a big impact on the amount of wealth you accumulate. You want your long-term partner to minimize costs, maximizing your share of the fund’s return.

Philosophical coherence. Target-date funds reflect a fund manager’s investment beliefs. At Vanguard, we have long counseled investors to stick with a long-term plan that emphasizes balance among the asset classes, diversification within them, and low costs. These same principles are at the core of the Vanguard Target Retirement Funds.

Transparency. Well-designed target-date funds are built on sophisticated thinking about asset allocation, risk control, and investor needs and behavior. You don’t want the product of this research and analysis to be hidden in a black box. Vanguard’s portfolios invest in index funds on the basis of well-defined “glide paths.” You can see clearly how each fund will try to capture market returns and manage the risk-return tradeoff through gradual changes in strategic asset allocation.

6

The Target Retirement Funds, like all Vanguard funds, also benefit from low operating costs. For a look at how the funds’ costs compare with the composite average expenses of peers, please see the table below.

A straightforward, sensible retirement investment

Investors have faced many challenges over the past year as the financial markets experienced uncommon volatility. When our fiscal period began, the U.S. stock market was in the final months of its worst calendar year since the 1930s, and the early part of 2009 brought further declines. Then, as the economy showed signs of improvement and investors’ tolerance for risk returned, the financial markets started an impressive recovery.

Because nobody knows the fate of future markets, we encourage investors to pay less attention to short-term events and trends and instead to rely on a long-term strategy based on tried and true investment lessons. This means selecting a mix of stock, bond, and money market funds that suits your goals, time horizon, and risk tolerance.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund	Peer-Group
	Fees and	Expense
	Expenses[1]	Ratio[2]
2030	0.19%	1.32%
2035	0.18	1.34
2040	0.19	1.34
2045	0.18	1.34
2050	0.19	1.34

1 This figure—drawn from the prospectus dated January 28, 2009—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses were 0.21% for the 2030 Fund, 0.21% for the 2035 Fund, 0.21% for the 2040 Fund, 0.21% for the 2045 Fund, and 0.21% for the 2050 Fund.

2 Peer groups are (from top to bottom) the Target 2030 Composite Average, the Target 2035 Composite Average, the Target 2040 Composite Average, the Target 2045 Composite Average, and the Target 2050 Composite Average. Each average is a blended composite that weights the expense ratio of the comparable mutual funds average for each asset class in proportion to the target weighting of the appropriate Target Retirement Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

7

A portfolio that includes both stocks and bonds and is diversified within those asset classes is unlikely to provide the best returns or worst returns, or even to fully shield investors from severe market turbulence. However, the different asset classes can help reduce the overall volatility of the portfolio’s returns. With their broad diversification and low costs, the Target Retirement Funds are designed to provide a straightforward solution to your retirement investing needs.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 12, 2009

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009

	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	30-Day
	Price	Price	Dividends	Gains	SEC Yield
2030	$19.63	$18.84	$0.463	$0.00	2.27%
2035	11.90	11.31	0.299	0.00	2.30
2040	19.36	18.52	0.426	0.00	2.29
2045	12.29	11.70	0.301	0.00	2.30
2050	19.43	18.58	0.415	0.00	2.29

8

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	2,630,147,450	97,260,963	96.2%
Charles D. Ellis	2,625,722,607	101,685,806	96.0%
Emerson U. Fullwood	2,628,496,004	98,912,409	96.1%
Rajiv L. Gupta	2,626,864,431	100,543,982	96.0%
Amy Gutmann	2,630,727,663	96,680,750	96.2%
JoAnn Heffernan Heisen	2,628,219,495	99,188,918	96.1%
F. William McNabb III	2,629,764,221	97,644,192	96.1%
André F. Perold	2,627,865,185	99,543,228	96.1%
Alfred M. Rankin, Jr.	2,628,819,510	98,588,903	96.1%
Peter F. Volanakis	2,630,490,646	96,917,767	96.2%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.

(b) Issuing senior securities.

(c) Borrowing money. (d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries. (g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement 2030 Fund
2a	102,548,538	2,107,055	4,499,065	7,081,119	88.2%
2b	102,391,713	2,154,016	4,608,930	7,081,119	88.1%
2c	100,718,989	2,120,495	6,315,176	7,081,117	86.7%
2d	102,260,604	2,132,577	4,761,478	7,081,119	88.0%

9

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Target Retirement 2030 Fund
(continued)
2e	102,397,268	2,120,680	4,636,710	7,081,119	88.1%
2f	102,471,568	2,109,710	4,573,381	7,081,118	88.2%
2g	102,632,398	2,183,061	4,339,199	7,081,118	88.3%

Target Retirement 2035 Fund
2a	307,775,277	19,183,458	8,491,817	28,033,740	84.7%
2b	307,488,766	19,475,460	8,486,328	28,033,738	84.6%
2c	302,460,120	21,389,062	11,601,369	28,033,740	83.2%
2d	306,033,223	21,359,927	8,057,402	28,033,740	84.2%
2e	306,302,944	19,268,621	9,878,990	28,033,737	84.3%
2f	306,703,228	19,409,552	9,337,772	28,033,740	84.4%
2g	308,956,185	20,013,996	6,480,370	28,033,740	85.0%

Target Retirement 2040 Fund
2a	57,378,506	1,938,652	1,819,643	4,605,066	87.3%
2b	57,331,505	1,970,526	1,834,771	4,605,064	87.2%
2c	56,870,436	2,408,686	1,857,683	4,605,061	86.5%
2d	57,271,623	2,414,697	1,450,482	4,605,065	87.1%
2e	57,325,260	1,940,855	1,870,686	4,605,066	87.2%
2f	57,318,358	1,937,397	1,881,046	4,605,066	87.2%
2g	57,907,133	2,017,004	1,212,664	4,605,066	88.1%

Target Retirement 2045 Fund
2a	152,381,088	12,402,285	3,564,480	14,337,142	83.4%
2b	152,162,055	12,697,846	3,487,950	14,337,144	83.3%
2c	150,366,699	13,184,251	4,796,900	14,337,144	82.3%
2d	151,962,088	13,116,884	3,268,877	14,337,146	83.2%
2e	151,030,114	12,458,990	4,858,748	14,337,143	82.7%
2f	151,834,953	12,588,898	3,924,001	14,337,143	83.1%
2g	152,954,188	12,616,504	2,777,158	14,337,145	83.7%

Target Retirement 2050 Fund
2a	22,536,373	761,660	669,809	1,819,841	87.4%
2b	22,444,666	802,062	721,114	1,819,841	87.0%
2c	22,199,174	1,022,017	746,651	1,819,841	86.1%
2d	22,437,721	1,014,729	515,392	1,819,841	87.0%
2e	22,415,433	765,429	786,978	1,819,842	86.9%
2f	22,418,550	811,096	738,194	1,819,842	86.9%
2g	22,783,669	774,463	409,710	1,819,841	88.4%

10

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	66.8%
Total Bond Market II Index Fund	16.4
European Stock Index Fund	8.3
Pacific Stock Index Fund	4.3
Emerging Markets Stock Index Fund	4.2

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents a weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2030 Fund invests.

The Target Retirement 2030 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses figure was 0.21%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

11

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Target Retirement 2030 Fund[2]	–1.13%	–0.19%	$9,937
Dow Jones U.S. Total Stock Market Index	–5.83	–2.51	9,193
Target 2030 Composite Index[3]	–1.26	–0.28	9,908
Target 2030 Composite Average[4]	–0.88	–1.21	9,605

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2030 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, fixed income funds average, international funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

12

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2009

1 Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

13

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (66.6%)
Vanguard Total Stock Market Index Fund Investor Shares	102,259,924	2,667,961

International Stock Funds (16.8%)
Vanguard European Stock Index Fund Investor Shares	12,613,260	332,107
Vanguard Pacific Stock Index Fund Investor Shares	17,489,120	172,968
Vanguard Emerging Markets Stock Index Fund Investor Shares	6,875,652	166,597
		671,672
Bond Fund (16.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	63,580,522	656,787

Total Investment Companies (Cost $4,261,416)		3,996,420
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $2,844)	2,844,470	2,844
Total Investments (99.9%) (Cost $4,264,260)		3,999,264
Other Assets and Liabilities (0.1%)
Other Assets		85,573
Liabilities		(81,611)
		3,962
Net Assets (100%)
Applicable to 212,448,556 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,003,226
Net Asset Value Per Share		$18.84

14

Target Retirement 2030 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	4,224,267
Undistributed Net Investment Income	44,480
Accumulated Net Realized Losses	(525)
Unrealized Appreciation (Depreciation)	(264,996)
Net Assets	4,003,226

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	77,794
Net Investment Income—Note B	77,794
Realized Net Gain (Loss) on Investment Securities Sold	3,788
Change in Unrealized Appreciation (Depreciation) of Investment Securities	154,208
Net Increase (Decrease) in Net Assets Resulting from Operations	235,790

See accompanying Notes, which are an integral part of the Financial Statements.

16

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,794	43,703
Realized Net Gain (Loss)	3,788	(4,329)
Change in Unrealized Appreciation (Depreciation)	154,208	(480,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	235,790	(440,962)
Distributions
Net Investment Income	(63,644)	(22,914)
Realized Capital Gain	—	—
Total Distributions	(63,644)	(22,914)
Capital Share Transactions
Issued	1,793,675	1,955,546
Issued in Lieu of Cash Distributions	63,446	22,869
Redeemed	(385,086)	(258,051)
Net Increase (Decrease) from Capital Share Transactions	1,472,035	1,720,364
Total Increase (Decrease)	1,644,181	1,256,488
Net Assets
Beginning of Period	2,359,045	1,102,557
End of Period[1]	4,003,226	2,359,045
1 Net Assets—End of Period includes undistributed net investment income of $44,480,000 and $30,330,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Target Retirement 2030 Fund

Financial Highlights

				June 7,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.63	$24.74	$21.25	$20.00
Investment Operations
Net Investment Income	.466[2]	.522[2]	.490[2]	.170[2]
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.793)	(5.262)	3.190	1.080
Total from Investment Operations	(.327)	(4.740)	3.680	1.250
Distributions
Dividends from Net Investment Income	(.463)	(.370)	(.190)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.463)	(.370)	(.190)	—
Net Asset Value, End of Period	$18.84	$19.63	$24.74	$21.25

Total Return[3]	–1.13%	–19.43%	17.40%	6.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,003	$2,359	$1,103	$69
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.35%	2.10%	1.81%[5]
Portfolio Turnover Rate	13%[6]	6%	4%	13%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 4 The acquired fund fees and expenses were 0.21%.

5 Annualized.

6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

19

Target Retirement 2030 Fund

For tax purposes, at September 30, 2009, the fund had $44,496,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $541,000 to offset future net capital gains through September 30, 2017.

At September 30, 2009, the cost of investment securities for tax purposes was $4,264,260,000. Net unrealized depreciation of investment securities for tax purposes was $264,996,000, consisting of unrealized gains of $22,848,000 on securities that had risen in value since their purchase and $287,844,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $2,161,859,000 of investment securities and sold $680,153,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	112,709	86,285
Issued in Lieu of Cash Distributions	4,133	956
Redeemed	(24,572)	(11,624)
Net Increase (Decrease) in Shares Outstanding	92,270	75,617

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

20

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	71.7%
Total Bond Market II Index Fund	10.1
European Stock Index Fund	9.0
Pacific Stock Index Fund	4.7
Emerging Markets Stock Index Fund	4.5

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents a weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2035 Fund invests.

The Target Retirement 2035 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses figure was 0.21%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

21

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Target Retirement 2035 Fund[2]	–1.85%	2.77%	3.97%	$12,598
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	3.33	12,141
Target 2035 Composite Index[3]	–1.94	2.74	3.97	12,597
Target 2035 Composite Average[4]	–1.49	2.22	3.25	12,088

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2035 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, international funds average, fixed income funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

22

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2009

1 Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

23

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	186,526,861	4,866,486

International Stock Funds (18.1%)
Vanguard European Stock Index Fund Investor Shares	23,026,653	606,292
Vanguard Pacific Stock Index Fund Investor Shares	31,906,163	315,552
Vanguard Emerging Markets Stock Index Fund Investor Shares	12,464,720	302,020
		1,223,864
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	65,947,604	681,239
Total Investment Companies (Cost $7,260,104)		6,771,589
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $1,212)	1,212,116	1,212
Total Investments (99.9%) (Cost $7,261,316)		6,772,801
Other Assets and Liabilities (0.1%)
Other Assets		65,913
Liabilities		(58,466)
		7,447
Net Assets (100%)
Applicable to 599,291,097 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,780,248
Net Asset Value Per Share		$11.31

24

Target Retirement 2035 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	7,226,913
Undistributed Net Investment Income	73,870
Accumulated Net Realized Losses	(32,020)
Unrealized Appreciation (Depreciation)	(488,515)
Net Assets	6,780,248

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	140,445
Net Investment Income—Note B	140,445
Realized Net Gain (Loss) on Investment Securities Sold	(12,432)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	99,154
Net Increase (Decrease) in Net Assets Resulting from Operations	227,167

See accompanying Notes, which are an integral part of the Financial Statements.

26

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	140,445	114,085
Realized Net Gain (Loss)	(12,432)	(9,743)
Change in Unrealized Appreciation (Depreciation)	99,154	(1,262,430)
Net Increase (Decrease) in Net Assets Resulting from Operations	227,167	(1,158,088)
Distributions
Net Investment Income	(135,526)	(93,585)
Realized Capital Gain	—	—
Total Distributions	(135,526)	(93,585)
Capital Share Transactions
Issued	2,112,231	2,228,973
Issued in Lieu of Cash Distributions	135,056	93,310
Redeemed	(588,457)	(594,084)
Net Increase (Decrease) from Capital Share Transactions	1,658,830	1,728,199
Total Increase (Decrease)	1,750,471	476,526
Net Assets
Beginning of Period	5,029,777	4,553,251
End of Period[1]	6,780,248	5,029,777
1 Net Assets—End of Period includes undistributed net investment income of $73,870,000 and $68,951,000.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.90	$15.25	$13.18	$12.22	$10.92
Investment Operations
Net Investment Income	.273[1]	.293	.270	.280[1]	.270[1]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.564)	(3.353)	2.060	.890	1.200
Total from Investment Operations	(.291)	(3.060)	2.330	1.170	1.470
Distributions
Dividends from Net Investment Income	(.299)	(.290)	(.260)	(.210)	(.170)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.299)	(.290)	(.260)	(.210)	(.170)
Net Asset Value, End of Period	$11.31	$11.90	$15.25	$13.18	$12.22

Total Return[2]	–1.85%	–20.42%	17.87%	9.70%	13.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,780	$5,030	$4,553	$2,562	$1,092
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.88%	2.28%	2.09%	2.21%	2.33%
Portfolio Turnover Rate	9%[4]	10%	1%	14%	0%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 The acquired fund fees and expenses were 0.21%.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

Target Retirement 2035 Fund

For tax purposes, at September 30, 2009, the fund had $73,990,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $19,114,000 to offset future net capital gains of $9,886,000 through September 30, 2015, and $9,228,000 through September 30, 2017. In addition, the fund realized losses of $13,026,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $7,261,316,000. Net unrealized depreciation of investment securities for tax purposes was $488,515,000, consisting of unrealized gains of $40,605,000 on securities that had risen in value since their purchase and $529,120,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $2,553,648,000 of investment securities and sold $895,429,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	224,509	161,252
Issued in Lieu of Cash Distributions	14,793	6,365
Redeemed	(62,583)	(43,526)
Net Increase (Decrease) in Shares Outstanding	176,719	124,091

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

30

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	71.9%
Total Bond Market II Index Fund	10.0
European Stock Index Fund	8.9
Pacific Stock Index Fund	4.7
Emerging Markets Stock Index Fund	4.5

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents a weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the“acquired” funds) in which the Target Retirement 2040 Fund invests.

The Target Retirement 2040 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses figure was 0.21%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

31

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Target Retirement 2040 Fund[2]	–1.61%	–0.76%	$9,749
Dow Jones U.S. Total Stock Market Index	–5.83	–2.51	9,193
Target 2040 Composite Index[3]	–1.94	–0.93	9,693
Target 2040 Composite Average[4]	–1.49	–1.76	9,427

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2040 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, international funds average, fixed income funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

32

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2009

1 Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

33

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (71.7%)
Vanguard Total Stock Market Index Fund Investor Shares	64,060,074	1,671,327

International Stock Funds (18.1%)
Vanguard European Stock Index Fund Investor Shares	7,901,808	208,055
Vanguard Pacific Stock Index Fund Investor Shares	10,957,081	108,365
Vanguard Emerging Markets Stock Index Fund Investor Shares	4,307,431	104,369
		420,789
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	22,601,512	233,474
Total Investment Companies (Cost $2,408,194)		2,325,590
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $1,565)	1,565,160	1,565
Total Investments (99.9%) (Cost $2,409,759)		2,327,155
Other Assets and Liabilities (0.1%)
Other Assets		37,713
Liabilities		(34,837)
		2,876
Net Assets (100%)
Applicable to 125,830,513 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,330,031
Net Asset Value Per Share		$18.52

34

Target Retirement 2040 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,388,900
Undistributed Net Investment Income	23,735
Accumulated Net Realized Gains	—
Unrealized Appreciation (Depreciation)	(82,604)
Net Assets	2,330,031

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	41,269
Net Investment Income—Note B	41,269
Realized Net Gain (Loss) on Investment Securities Sold	5,132
Change in Unrealized Appreciation (Depreciation) of Investment Securities	134,533
Net Increase (Decrease) in Net Assets Resulting from Operations	180,934

See accompanying Notes, which are an integral part of the Financial Statements.

36

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,269	20,451
Realized Net Gain (Loss)	5,132	(4,367)
Change in Unrealized Appreciation (Depreciation)	134,533	(245,843)
Net Increase (Decrease) in Net Assets Resulting from Operations	180,934	(229,759)
Distributions
Net Investment Income	(31,267)	(10,639)
Realized Capital Gain	—	—
Total Distributions	(31,267)	(10,639)
Capital Share Transactions
Issued	1,184,150	1,070,554
Issued in Lieu of Cash Distributions	31,205	10,628
Redeemed	(234,075)	(154,452)
Net Increase (Decrease) from Capital Share Transactions	981,280	926,730
Total Increase (Decrease)	1,130,947	686,332
Net Assets
Beginning of Period	1,199,084	512,752
End of Period[1]	2,330,031	1,199,084
1 Net Assets—End of Period includes undistributed net investment income of $23,735,000 and $13,895,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Target Retirement 2040 Fund

Financial Highlights

				June 7,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.36	$24.70	$21.13	$20.00
Investment Operations
Net Investment Income	.435[2]	.494[2]	.460[2]	.160[2]
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.849)	(5.464)	3.290	.970
Total from Investment Operations	(.414)	(4.970)	3.750	1.130
Distributions
Dividends from Net Investment Income	(.426)	(.370)	(.180)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.426)	(.370)	(.180)	—
Net Asset Value, End of Period	$18.52	$19.36	$24.70	$21.13

Total Return[3]	–1.61%	–20.40%	17.83%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,330	$1,199	$513	$32
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.78%	2.24%	1.99%	1.72%[5]
Portfolio Turnover Rate	9%[6]	4%	4%	0%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 4 The acquired fund fees and expenses were 0.21%.

5 Annualized.

6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

39

Target Retirement 2040 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $162,000 from undistributed net investment income, and $752,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2009, the fund had $23,735,000 of ordinary income available for distribution.

At September 30, 2009, the cost of investment securities for tax purposes was $2,409,759,000. Net unrealized depreciation of investment securities for tax purposes was $82,604,000, consisting of unrealized gains of $13,459,000 on securities that had risen in value since their purchase and $96,063,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $1,246,447,000 of investment securities and sold $256,761,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	77,026	47,729
Issued in Lieu of Cash Distributions	2,090	446
Redeemed	(15,227)	(6,997)
Net Increase (Decrease) in Shares Outstanding	63,889	41,178

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

40

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	71.9%
Total Bond Market II Index Fund	10.1
European Stock Index Fund	8.9
Pacific Stock Index Fund	4.7
Emerging Markets Stock Index Fund	4.4

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents a weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2045 Fund invests.

The Target Retirement 2045 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses figure was 0.21%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

41

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Target Retirement 2045 Fund[2]	–1.77%	3.27%	4.50%	$12,980
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	3.33	12,141
Target 2045 Composite Index[3]	–1.94	3.20	4.47	12,958
Target 2045 Composite Average[4]	–1.49	2.70	3.74	12,434

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: October 27, 2003.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2045 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, international funds average, fixed income funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

42

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): October 27, 2003–September 30, 2009

1 Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

43

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	97,906,453	2,554,379

International Stock Funds (18.0%)
Vanguard European Stock Index Fund Investor Shares	12,079,665	318,058
Vanguard Pacific Stock Index Fund Investor Shares	16,748,157	165,639
Vanguard Emerging Markets Stock Index Fund Investor Shares	6,485,217	157,137
		640,834
Bond Fund (10.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	34,769,655	359,171
Total Investment Companies (Cost $3,774,024)		3,554,384
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $1,371)	1,371,491	1,371
Total Investments (99.9%) (Cost $3,775,395)		3,555,755
Other Assets and Liabilities (0.1%)
Other Assets		21,948
Liabilities		(17,873)
		4,075
Net Assets (100%)
Applicable to 304,159,591 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,559,830
Net Asset Value Per Share		$11.70

44

Target Retirement 2045 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	3,743,803
Undistributed Net Investment Income	38,583
Accumulated Net Realized Losses	(2,916)
Unrealized Appreciation (Depreciation)	(219,640)
Net Assets	3,559,830

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	71,941
Net Investment Income—Note B	71,941
Realized Net Gain (Loss) on Investment Securities Sold	5,006
Change in Unrealized Appreciation (Depreciation) of Investment Securities	79,123
Net Increase (Decrease) in Net Assets Resulting from Operations	156,070

See accompanying Notes, which are an integral part of the Financial Statements.

46

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	71,941	56,083
Realized Net Gain (Loss)	5,006	(7,999)
Change in Unrealized Appreciation (Depreciation)	79,123	(618,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	156,070	(569,939)
Distributions
Net Investment Income	(66,481)	(45,796)
Realized Capital Gain	—	—
Total Distributions	(66,481)	(45,796)
Capital Share Transactions
Issued	1,270,551	1,272,485
Issued in Lieu of Cash Distributions	66,252	45,696
Redeemed	(359,392)	(413,544)
Net Increase (Decrease) from Capital Share Transactions	977,411	904,637
Total Increase (Decrease)	1,067,000	288,902
Net Assets
Beginning of Period	2,492,830	2,203,928
End of Period[1]	3,559,830	2,492,830
1 Net Assets—End of Period includes undistributed net investment income of $38,583,000 and $33,123,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.29	$15.75	$13.60	$12.47	$10.98
Investment Operations
Net Investment Income	.281[1]	.303	.280	.270[1]	.240[1]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.570)	(3.463)	2.130	1.050	1.410
Total from Investment Operations	(.289)	(3.160)	2.410	1.320	1.650
Distributions
Dividends from Net Investment Income	(.301)	(.300)	(.250)	(.190)	(.160)
Distributions from Realized Capital Gains	—	—	(.010)	—	—
Total Distributions	(.301)	(.300)	(.260)	(.190)	(.160)
Net Asset Value, End of Period	$11.70	$12.29	$15.75	$13.60	$12.47

Total Return[2]	–1.77%	–20.42%	17.90%	10.70%	15.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,560	$2,493	$2,204	$1,186	$492
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.28%	2.08%	2.03%	2.07%
Portfolio Turnover Rate	10%[4]	9%	1%	3%	7%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 3 The acquired fund fees and expenses were 0.21%.

4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

49

Target Retirement 2045 Fund

For tax purposes, at September 30, 2009, the fund had $38,735,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,203,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $864,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $3,775,395,000. Net unrealized depreciation of investment securities for tax purposes was $219,640,000, consisting of unrealized gains of $18,121,000 on securities that had risen in value since their purchase and $237,761,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $1,456,412,000 of investment securities and sold $475,372,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	131,286	89,071
Issued in Lieu of Cash Distributions	7,018	3,018
Redeemed	(36,910)	(29,227)
Net Increase (Decrease) in Shares Outstanding	101,394	62,862

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

50

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2009

Financial Attributes

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.19%

Volatility Measures[3]
Fund Versus
Composite Index[4]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	71.9%
Total Bond Market II Index Fund	10.0
European Stock Index Fund	8.9
Pacific Stock Index Fund	4.7
Emerging Markets Stock Index Fund	4.5

Fund Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

1 30-day SEC yield. See the Glossary.

2 This figure—drawn from the prospectus dated January 28, 2009—represents a weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Target Retirement 2050 Fund invests.

The Target Retirement 2050 Fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2009, the annualized acquired fund fees and expenses figure was 0.21%.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

4 Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

51

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009		of a $10,000
	One Year	Since Inception[1]	Investment
Target Retirement 2050 Fund[2]	–1.73%	–0.64%	$9,789
Dow Jones U.S. Total Stock Market Index	–5.83	–2.51	9,193
Target 2050 Composite Index[3]	–1.94	–0.80	9,736
Target 2050 Composite Average[4]	–1.49	–1.63	9,469

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 7, 2006.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

4 Target 2050 Composite Average: Derived by applying the fund’s target allocation to the following peer-group averages: the general equity funds average, international funds average, fixed income funds average, and emerging markets funds average. Derived from data provided by Lipper Inc.

52

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006–September 30, 2009

1 Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: See Financial Highlights table for dividend and capital gains information.

53

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets

As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (71.7%)
Vanguard Total Stock Market Index Fund Investor Shares	25,370,602	661,919

International Stock Funds (18.0%)
Vanguard European Stock Index Fund Investor Shares	3,129,586	82,402
Vanguard Pacific Stock Index Fund Investor Shares	4,339,996	42,922
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,706,054	41,338
		166,662
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	8,951,364	92,468
Total Investment Companies (Cost $925,285)		921,049
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.267% (Cost $523)	523,021	523
Total Investments (99.8%) (Cost $925,808)		921,572
Other Assets and Liabilities (0.2%)
Other Assets		7,382
Liabilities		(5,209)
		2,173
Net Assets (100%)
Applicable to 49,715,159 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		923,745
Net Asset Value Per Share		$18.58

54

Target Retirement 2050 Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	919,403
Undistributed Net Investment Income	9,200
Accumulated Net Realized Losses	(622)
Unrealized Appreciation (Depreciation)	(4,236)
Net Assets	923,745

• See Note A in Notes to Financial Statements.

1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Income Distributions Received	15,677
Net Investment Income—Note B	15,677
Realized Net Gain (Loss) on Investment Securities Sold	1,753
Change in Unrealized Appreciation (Depreciation) of Investment Securities	68,983
Net Increase (Decrease) in Net Assets Resulting from Operations	86,413

See accompanying Notes, which are an integral part of the Financial Statements.

56

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,677	7,161
Realized Net Gain (Loss)	1,753	(2,001)
Change in Unrealized Appreciation (Depreciation)	68,983	(83,852)
Net Increase (Decrease) in Net Assets Resulting from Operations	86,413	(78,692)
Distributions
Net Investment Income	(11,083)	(3,847)
Realized Capital Gain	—	—
Total Distributions	(11,083)	(3,847)
Capital Share Transactions
Issued	561,043	393,021
Issued in Lieu of Cash Distributions	11,001	3,836
Redeemed	(132,211)	(97,882)
Net Increase (Decrease) from Capital Share Transactions	439,833	298,975
Total Increase (Decrease)	515,163	216,436
Net Assets
Beginning of Period	408,582	192,146
End of Period[1]	923,745	408,582
1 Net Assets—End of Period includes undistributed net investment income of $9,200,000 and $4,832,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2050 Fund

Financial Highlights

				June 7,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.43	$24.79	$21.24	$20.00
Investment Operations
Net Investment Income	.431[2]	.503[2]	.480[2]	.170[2]
Capital Gain Distributions Received	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(.866)	(5.493)	3.290	1.070
Total from Investment Operations	(.435)	(4.990)	3.770	1.240
Distributions
Dividends from Net Investment Income	(.415)	(.370)	(.220)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.415)	(.370)	(.220)	—
Net Asset Value, End of Period	$18.58	$19.43	$24.79	$21.24

Total Return[3]	–1.73%	–20.41%	17.85%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$409	$192	$12
Ratio of Total Expenses to Average Net Assets	0%[4]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.74%	2.27%	2.04%	1.88%[5]
Portfolio Turnover Rate	8%[6]	4%	2%	0%

1 Inception.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. 4 The acquired fund fees and expenses were 0.21%.

5 Annualized.

6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2009, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

59

Target Retirement 2050 Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $226,000 from undistributed net investment income, and $361,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2009, the fund had $9,200,000 of ordinary income available for distribution.

At September 30, 2009, the cost of investment securities for tax purposes was $926,430,000. Net unrealized depreciation of investment securities for tax purposes was $4,858,000, consisting of unrealized gains of $7,827,000 on securities that had risen in value since their purchase and $12,685,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2009, the fund purchased $530,996,000 of investment securities and sold $88,136,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	36,496	17,508
Issued in Lieu of Cash Distributions	734	160
Redeemed	(8,548)	(4,386)
Net Increase (Decrease) in Shares Outstanding	28,682	13,282

G. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 6, 2009, for potential recognition or disclosure in these financial statements.

60

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund and Vanguard Target Retirement 2050 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund and Vanguard Target Retirement 2050 Fund (the “Funds”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 6, 2009

61

Special 2009 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal period ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement 2030	44,907
Target Retirement 2035	102,810
Target Retirement 2040	23,923
Target Retirement 2045	50,406
Target Retirement 2050	8,519

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2030	51.0%
Target Retirement 2035	54.8
Target Retirement 2040	57.3
Target Retirement 2045	55.3
Target Retirement 2050	58.2

62

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

63

Average Annual Total Returns: Vanguard Target Retirement Funds[1]
Periods Ended September 30, 2009
	One	Five	Since
	Year	Years	Inception[2]
Target Retirement 2030 Fund
Returns Before Taxes	–1.13%	—	–0.19%
Returns After Taxes on Distributions	–1.73	—	–0.52
Returns After Taxes on Distributions and Sale of Fund Shares	–0.47	—	–0.26

Target Retirement 2035 Fund
Returns Before Taxes	–1.85%	2.77%	3.97%
Returns After Taxes on Distributions	–2.46	2.33	3.57
Returns After Taxes on Distributions and Sale of Fund Shares	–0.90	2.23	3.29

Target Retirement 2040 Fund
Returns Before Taxes	–1.61%	—	–0.76%
Returns After Taxes on Distributions	–2.15	—	–1.07
Returns After Taxes on Distributions and Sale of Fund Shares	–0.78	—	–0.72

Target Retirement 2045 Fund
Returns Before Taxes	–1.77%	3.27%	4.50%
Returns After Taxes on Distributions	–2.37	2.86	4.13
Returns After Taxes on Distributions and Sale of Fund Shares	–0.85	2.68	3.77

Target Retirement 2050 Fund
Returns Before Taxes	–1.73%	—	–0.64%
Returns After Taxes on Distributions	–2.25	—	–0.95
Returns After Taxes on Distributions and Sale of Fund Shares	–0.86	—	–0.62

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 For the 2035, and 2045 Funds, October 27, 2003; for the 2030, 2040, and 2050 Funds, June 7, 2006.

64

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund listed.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons, because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

65

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Target Retirement Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
2030	$1,000.00	$1,335.22	$1.23
2035	1,000.00	1,356.12	1.24
2040	1,000.00	1,355.78	1.24
2045	1,000.00	1,355.74	1.24
2050	1,000.00	1,356.20	1.24
Based on Hypothetical 5% Yearly Return
2030	$1,000.00	$1,024.02	$1.07
2035	1,000.00	1,024.02	1.07
2040	1,000.00	1,024.02	1.07
2045	1,000.00	1,024.02	1.07
2050	1,000.00	1,024.02	1.07

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.21%, 0.21%, 0.21%, 0.21%, and 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

66

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

67

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080B 112009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2009: $176,000
Fiscal Year Ended September 30, 2008: $168,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2009: $3,354,640
Fiscal Year Ended September 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2009: $876,210
Fiscal Year Ended September 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2009: $0
Fiscal Year Ended September 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 20, 2009

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.